                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             PACIFIC CENTURY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                              130 MERCHANT STREET
                             HONOLULU, HAWAII 96813

                                                                   March 8, 1999

Dear Shareholder:

    You are invited to attend the Annual Meeting of Shareholders of Pacific Century Financial Corporation ("Pacific Century" or the "Company"). The meeting will be held at 8:30 a.m. on Friday, April 23, 1999 on the Sixth Floor of the Bank of Hawaii Building, 111 South King Street, Honolulu, Hawaii.

    The Notice of Meeting and Proxy Statement accompanying this letter describe the business we will consider and vote upon at the meeting. In addition to consideration of these matters, a report to shareholders on the affairs of Pacific Century will be given and shareholders will have the opportunity to discuss matters of interest concerning the Company.

    Your vote is very important. Please complete, sign, date and return the enclosed proxy card and mail it promptly in the enclosed postage-paid return envelope, even if you plan to attend the Annual Meeting. You may also vote by telephone or electronically via the Internet. If you wish to do so, your proxy may be revoked at any time prior to its use.

    On behalf of the Board of Directors, thank you for your cooperation and support.

                                          Sincerely,

                                                     [LOGO]

                                          LAWRENCE M. JOHNSON
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 1999

                             ---------------------

To Our Shareholders:

    The Annual Meeting of Shareholders of Pacific Century Financial Corporation ("Pacific Century" or the "Company") will be held on Friday, April 23, 1999, at 8:30 a.m. on the sixth floor of the Bank of Hawaii Building, 111 South King Street, Honolulu, Hawaii, for the following purposes:

    1.  To elect four Class I Directors for terms expiring in 2002.

    2. To approve an Amendment to Article VII, Section E of the Company's Certificate of Incorporation.

    3. To approve an Amendment to Article VIII, Section A of the Company's Certificate of Incorporation.

    4. To approve an amendment to the Pacific Century Financial Corporation Stock Option Plan of 1994 (the "Option Plan") to increase the number of shares of common stock available for grant under the Option Plan.

    5. To approve certain performance-based compensation provisions of the Option Plan for purposes of Section 162(m).

    6. To approve certain material terms of the One-Year Incentive Plan for purposes of Section 162(m).

    7. To approve certain material terms of the Long-Term Incentive Plan for purposes of Section 162(m).

    8.  To elect an Independent Auditor.

    9. To transact any other business that may be properly brought before the meeting.

    Shareholders of record of Pacific Century common stock at the close of business February 23, 1999 are entitled to attend the meeting and vote on the business brought before it.

    We look forward to seeing you at the meeting. However, in the event that you are unable to attend the meeting, your shares may still be voted if you complete, sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope. You may also vote by telephone or electronically via the Internet. The accompanying proxy statement provides certain background information that will be helpful in deciding how to cast your vote on business transacted at the meeting.

                                          By Order of the Board of Directors

                                                    [LOGO]

                                          CORI C. WESTON
                                          VICE PRESIDENT AND SECRETARY
                                          PACIFIC CENTURY FINANCIAL CORPORATION

Honolulu, Hawaii
Dated: March 8, 1999

                                    IMPORTANT
     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE OR ON THE INTERNET AS PROMPTLY AS POSSIBLE. THIS WILL SAVE YOUR COMPANY THE EXPENSE OF A SUPPLEMENTARY SOLICITATION.
                         THANK YOU FOR ACTING PROMPTLY.

                     PACIFIC CENTURY FINANCIAL CORPORATION
                              130 MERCHANT STREET
                             HONOLULU, HAWAII 96813

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 1999
                   (APPROXIMATE MAILING DATE: MARCH 8, 1999)

                            ------------------------

    The accompanying proxy is solicited by order of the Board of Directors of Pacific Century Financial Corporation ("Pacific Century" or the "Company"). Any proxy submitted as a result of this solicitation may be revoked by the shareholder by giving notice of revocation to Pacific Century in writing or in person at any time prior to its use. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

    The expense of this solicitation will be paid by Pacific Century. In addition to using the mail and Internet, proxies may be solicited by officers, directors, and regular employees of Pacific Century or its subsidiaries, in person, or by telephone, telegram, facsimile or other means without additional compensation for such services. Pacific Century will also request brokers or nominees who hold Pacific Century's common stock in their names to forward proxy material at Pacific Century's expense to the beneficial owners of such stock. Pacific Century has retained Georgeson & Company, a firm of professional proxy solicitors, to aid in the solicitation of such proxies at an estimated fee of $8,000 plus reimbursement of out-of-pocket expenses. The Company also reimburses brokerage firms and others for their reasonable out-of-pocket expenses in forwarding solicitation material to the beneficial owners of stock.

        VOTING SECURITIES, VOTES REQUIRED, AND PRINCIPAL HOLDERS THEREOF

    As of February 23, 1999 (the "record date"), Pacific Century had outstanding shares of common stock. The presence at the meeting, in person or by a proxy, of at least one-third of the outstanding shares is necessary to constitute a quorum for the meeting. Each outstanding share is entitled to one vote on all matters.

    Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "broker non-votes" mean shares that are present for quorum purposes but which are not voted on a particular matter by a broker because the broker has no authority to vote on the matter without instructions. The Company intends to treat abstentions and broker non-votes in accordance with the principles set forth below.

    ELECTION OF DIRECTORS (PROPOSAL 1): Directors are elected by a plurality, and the nominees for each class who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

    APPROVAL OF AMENDMENTS TO CERTIFICATE OF INCORPORATION (PROPOSALS 2 AND
3): To be adopted, Proposals 2 and 3 must each receive the affirmative vote of the majority of shares outstanding on the record date. Accordingly, abstentions and broker non-votes have the effect of negative votes.

    OTHER PROPOSALS: All other proposals to be considered at the meeting require the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. For these purposes, any broker non-votes on a proposal will be treated as not entitled to vote and therefore will not affect the outcome. Abstentions will have the effect of negative votes.

    At the close of business on December 31, 1998, Pacific Century had 80,352,548 shares of common stock outstanding. Two corporations were known to Pacific Century to own beneficially 5% or more of Pacific Century's common stock. Information about such ownership is set forth in the following table:

                                                                                   AMOUNT AND NATURE OF  PERCENT OF
TITLE OF CLASS              NAMES AND ADDRESSES OF BENEFICIAL OWNERS               BENEFICIAL OWNERSHIP     CLASS
--------------------------  -----------------------------------------------------  --------------------  -----------
Common Stock..............  Wellington Management Co.
                            75 State Street
                            Boston, Massachusetts 02109

Common Stock..............  State Farm Mutual Auto Insurance Company                      5,061,312            6.3%
                            and its related entities
                            One State Farm Plaza
                            Bloomington, Illinois 61701

------------------------

(1) Wellington Management Company, LLP ("WMC") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As of December 31, 1998 WMC, in its capacity as investment adviser, may be deemed to have beneficial ownership
    of         shares of common stock of Pacific Century that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class. As of December
    31, 1998, WMC had shared voting power over             shares, and shared
    dispositive power over             shares.

(2) State Farm Mutual Automobile Insurance Company and its related entities have sole voting and dispositive power over the 5,061,312 shares.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Certificate of Incorporation of Pacific Century provide that the Board of Directors shall consist of not less than 3 nor more than 15 persons who shall be elected for such terms as may be prescribed in the Certificate of Incorporation of Pacific Century. The Certificate of Incorporation of Pacific Century provides that the Board of Directors is to be divided into 3 classes, with the terms of office of one class expiring each year. Directors to succeed the class of directors whose terms expire will be elected for terms of 3 years at Pacific Century's annual meetings. The Board of Directors has fixed the number of directors at 11 (but is considering a possible increase in that number as well as potential nominees for any resulting positions).

    Listed below are the three persons who have been nominated as Class I directors to serve 3-year terms to expire in 2002. All of the nominees are currently serving as directors of Pacific Century. Should any of these nominees become unable to serve, an event which is not anticipated by Pacific Century, the proxies, except those from shareholders who have given instructions to withhold voting for the following nominees, will be voted for such other persons as management may nominate. Certain information concerning each of the nominees, and each of the continuing directors, is set forth after his name. Each nominee or director continuing in office is also currently a director of Bank of Hawaii (the "Bank"), Pacific Century's major subsidiary.

        NOMINEES FOR ELECTION AS CLASS I DIRECTORS--TERMS EXPIRE IN 2002

                                                                                                   SHARES OF
                                                                                                PACIFIC CENTURY
NAME, AGE, AND YEAR                                                                              COMMON STOCK
FIRST ELECTED AS                   PRINCIPAL OCCUPATION(S)                                        OWNED AS OF
DIRECTOR                             DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD  DECEMBER 31, 1999
------------------------  -----------------------------------------  ------------------------  -----------------
Peter D. Baldwin;         President of Baldwin Pacific Corporation   Maui Land & Pineapple            9,302(1)
61; 1991                  (diversified foods distribution, milk and  Co., Inc.
                          juice processing/packaging company, and
                          orchard farming in California) since
                          1965; President, Baldwin Pacific
                          Properties, Inc. (real estate development
                          company) since 1988; Director and Chief
                          Executive Officer of Orchards Hawaii,
                          Inc. (fruit juice marketing) since 1986;
                          President of Haleakala Ranch Co. (cattle
                          ranching and real estate development).
Richard J. Dahl;          President of Pacific Century and the Bank  Various subsidiaries and       518,668(2)
47; 1995                  since August 1994; Chief Operating         affiliates of Pacific
                          Officer of Pacific Century since 1997;     Century.
                          Chief Operating Officer of the Bank since
                          August 1995; Executive Vice President and
                          Chief Financial Officer of Pacific
                          Century, April 1987 to January 1994; Vice
                          Chair of the Bank, December 1989 to July
                          1994. Director of Bank since April 1994.
Donald M. Takaki;         Chairman and Chief Executive Officer,      Various subsidiaries and         9,234(3)
57; 1997                  Island Movers, Inc. since 1964 (a          affiliates of Pacific
                          transportation service company);           Century.
                          President, Transportation Concepts, Inc.
                          since 1988 (a transportation leasing
                          company) and General Partner, Don Rich
                          Associates since 1979 (a real estate
                          development company).

    The foregoing persons will be nominated for election as Class I directors, as indicated above. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

    A shareholder may nominate a particular individual to serve as a director, provided notice of such nomination together with the written consent of such individual to serve as a director is given within the time period provided for in Section 1.12 of the By-Laws of Pacific Century. The notice of nomination must be made in writing, delivered or mailed by first class mail to the Corporate Secretary of Pacific Century, and must set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of the nominee, and (3) the number of shares of Pacific Century stock beneficially owned by the nominee.

                         DIRECTORS CONTINUING IN OFFICE
                    CLASS II DIRECTORS--TERMS EXPIRE IN 2000

                                                                                                   SHARES OF
                                                                                                PACIFIC CENTURY
                                                                                                 COMMON STOCK
NAME, AGE, AND YEAR FIRST     PRINCIPAL OCCUPATION(S)                                             OWNED AS OF
ELECTED AS DIRECTOR           DURING PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD  DECEMBER 31, 1998
----------------------------  -------------------------------------  ------------------------  -----------------
David A. Heenan;              Trustee, The Estate of James Campbell  Various subsidiaries            17,559(4)
59; 1993                      since January 1, 1995; Chairman,       and affiliates of
                              President and Chief Executive Officer  Pacific Century.
                              of Theo H. Davies & Co., Ltd. (the
                              North American subsidiary of Hong
                              Kong-based Jardine Matheson Holdings
                              Ltd., a diversified multi-national
                              corporation) July 1982 to December
                              31, 1994.

Stuart T. K. Ho;              Chairman of the Board and President,   Capital Investment              24,140(5)
63; 1987                      Capital Investment of Hawaii, Inc.     of Hawaii, Inc.;
                              (diversified real estate development   Gannett Co., Inc.;
                              and management company) since January  College Retirement
                              1982; Chairman, Gannett Pacific Corp.  Equities Fund;
                              (newspaper publishing company) since   Various subsidiaries
                              1987.                                  and affiliates of
                                                                     Pacific Century.

Lawrence M. Johnson;          Chairman and Chief Executive Officer   Various subsidiaries           847,706(6)
58; 1989                      of Pacific Century and Bank since      and affiliates of
                              August 1994; President of Pacific      Pacific Century.
                              Century and Bank March 1989 to July
                              1994; Executive Vice President of
                              Pacific Century August 1980 to
                              February 1989. Director of Bank since
                              April 1989.

Fred E. Trotter;              President of F. E. Trotter, Inc.       Longs Drug Stores; Maui         11,942(7)
68; 1978                      since January 1970.                    Land &
                                                                     Pineapple Co., Inc.;
                                                                     Various subsidiaries
                                                                     and affiliates of
                                                                     Pacific Century.

                         DIRECTORS CONTINUING IN OFFICE
                   CLASS III DIRECTORS--TERMS EXPIRE IN 2001

                                                                                                   SHARES OF
                                                                                                PACIFIC CENTURY
                                                                                                 COMMON STOCK
NAME, AGE, AND YEAR FIRST     PRINCIPAL OCCUPATION(S)                                             OWNED AS OF
ELECTED AS DIRECTOR           DURING PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD  DECEMBER 31, 1998
----------------------------  -------------------------------------  ------------------------  -----------------
Mary G. F. Bitterman;         President and Chief Executive          Various subsidiaries and         18,417(8)
54; 1994                      Officer, KQED, Inc. (public            affiliates of Pacific
                              broadcasting center) since November    Century. McKesson Corp.
                              1993; Consultant (telecommunications,
                              investments and Asian-Pacific
                              affairs) November 1988 to October
                              1993.

Herbert M. Richards, Jr.;     President and Manager, Kahua Ranch,    Various subsidiaries and         13,922(9)
69; 1994                      Ltd. (cattle and sheep ranching and    affiliates of Pacific
                              diversified agricultural business)     Century.
                              since December 1953.

H. Howard Stephenson;         Retired; Chairman and Chief Executive  Various subsidiaries and       288,191(10)
69; 1980                      Officer of Pacific Century and Bank    affiliates of Pacific
                              March 1989 to July 1994; President of  Century.
                              Pacific Century and Bank August 1980
                              to February 1989.

Stanley S. Takahashi;         Executive Vice President & Chief       Various subsidiaries and         8,100(11)
66                            Operating Officer, Kyo-Ya Company,     affiliates of Pacific
                              Ltd. since 1989; Chairman since 1996   Century.
                              and Director of United Laundry
                              Service, Inc. since 1992; President
                              and Director of Kyo-Ya Insurance
                              Services Inc. since 1994; Director of
                              Kokusai Kogyo Company, Ltd. since
                              1992 (diversified ownership of hotels
                              and resorts in Hawaii, California,
                              Florida and Australia).

------------------------

(1) Includes 2,674 shares owned by Baldwin Pacific Corporation, of which Mr. Baldwin is President, Director and sole shareholder, 600 restricted shares and 28 shares held in trust for Mr. Baldwin, and 6,000 restricted shares that Mr. Baldwin has the right to acquire under the Director Stock Compensation Program ("Director Stock Program").

(2) Includes 52,468 shares held in trust for Mr. Dahl, 600 restricted shares owned individually, 41,591 shares held in trust for spouse, 5,433 shares owned by son Steven, 5,433 shares owned by daughter Sarah, 5,321 shares owned by daughter Jane, 3,798 shares held in trust for Mr. Dahl under the Bank of Hawaii Profit Sharing Plan, and 404,624 shares that Mr. Dahl has the right to acquire within 60 days through the exercise of stock options.

(3) Includes 2,312 shares owned jointly with spouse, 600 restricted shares held individually, 1,322 shares acquired under the Directors Deferred Compensation Plan ("Deferred Plan"), and 5,000 restricted shares Mr. Takaki has the right to acquire under the Director Stock Program.

(4) Includes 600 restricted shares owned individually, 2,420 shares owned by a family partnership, 656 shares owned by David Allan Heenan, Inc., 7,883 shares acquired under the Deferred Plan, and 6,000 restricted shares that Mr. Heenan has the right to acquire under the Director Stock Program.

(5) Includes 1,340 shares owned individually, 740 shares of which are in an individual retirement account and 600 of which are restricted shares, 1,124 shares owned by spouse in an individual retirement account, 14,421 shares acquired under the Deferred Plan, 6,000 restricted shares that Mr. Ho has the right to acquire under the Director Stock Program, and indirectly 1,255 shares as co-trustee for the Chinn Ho Trust under Trust Agreement dated February 6, 1987.

(6) Includes 406,493 shares that Mr. Johnson has the right to acquire within 60 days through the exercise of stock options, 262,264 shares held in trust for Mr. Johnson, 600 restricted shares issued under the Director Stock Program owned individually, and 26,076 shares held in trust for Mr. Johnson under the Pacific Century Profit Sharing Plan.

    Includes 152,273 shares owned by the Bank of Hawaii Charitable Foundation (the "Foundation"). The Board of Directors of the Foundation, which consists of the Bank of Hawaii directors, has appointed Mr. Johnson as President of the Foundation. Mr. Johnson, as President, has the authority to direct the disposition and to vote and execute proxies for such shares on behalf of the Foundation. Because Mr. Johnson possesses shared voting and investment power with respect to such shares, he may be deemed to have beneficial ownership for certain purposes within the meaning of regulations of the Securities and Exchange Commission. If the total number of shares beneficially owned by Mr. Johnson included such shares held in trust for the Foundation, the percentage of shares of common stock owned by Mr. Johnson would be 0.01%. Mr. Johnson has advised Pacific Century that he disclaims beneficial ownership of such shares.

(7) Includes 1,934 shares owned by the F. E. Trotter, Inc. Pension Plan, of which Mr. Trotter is the sole participant, 3,408 shares owned individually, 600 restricted shares held in trust, and 6,000 restricted shares that Mr. Trotter has the right to acquire under the Director Stock Program.

(8) Includes 5,522 shares held in trust for Dr. Bitterman, 600 of which are restricted, 1,000 shares owned individually in an individual retirement account, 3,895 shares held in trust for spouse, 2,000 shares owned by spouse in an individual retirement account, and 6,000 restricted shares that Dr. Bitterman has the right to acquire under the Director Stock Program.

(9) Includes 4,206 shares owned by Kahua Ranch, Ltd., of which Mr. Richards is President and Manager and beneficiary of a trust, 5,716 shares owned individually, 2,600 of which are restricted shares, and 4,000 restricted shares that Mr. Richards has the right to acquire under the Director Stock Program.

(10) Includes 142,328 shares held in trust for Mr. Stephenson, 600 of which are restricted shares, 127,232 shares held in trust for spouse, 12,631 shares that Mr. Stephenson has the right to acquire within 60 days through the exercise of stock options, and 6,000 restricted shares that Mr. Stephenson has the right to acquire under the Director Stock Program.

(11) Includes 1,500 shares owned jointly with spouse in trust, 600 restricted shares held individually, and 6,000 restricted shares that Mr. Takahashi has the right to acquire under the Director Stock Program.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows as of December 31, 1998, the number of shares of common stock of Pacific Century beneficially owned by all named executive officers of Pacific Century, individually, and all directors, executive officers and nominees as a group. Chairman and Chief Executive Officer Johnson and President and Chief Operating Officer Dahl are omitted from this table since such information is provided for Mr. Johnson as a director continuing in office on page 4 and for Mr. Dahl as a nominee for Class I director on page 3.

                                                CURRENT POSITION AND                           NUMBER OF SHARES
NAME, AND AGE OF                                 BUSINESS EXPERIENCE                          BENEFICIALLY OWNED
INDIVIDUAL                                   DURING THE PAST FIVE YEARS                              (A)
------------------------  -----------------------------------------------------------------  --------------------
Alton T. Kuioka,          Vice Chair and Chief Lending Officer of Pacific Century since             241,698(b)
55                        April 1997; Executive Vice President of Pacific Century since
                          October 1994; Vice Chair of the Bank since June 1994; Chief
                          Lending Officer of the Bank since August 1995; Executive Vice
                          President of the Bank from November 1991 to May 1994; Senior Vice
                          President from October 1988 to October 1991.
David A. Houle,           Executive Vice President of Pacific Century since April 1997;              92,271(c)
51                        Senior Vice President, Treasurer and Chief Financial Officer of
                          Pacific Century since December 1992; Executive Vice President and
                          Chief Financial Officer of the Bank since February 1994.
Mary P. Carryer,          Vice Chair of Pacific Century and the Bank from November 1997;             82,545(d)
43                        General Manager Consumer Marketing/ Product Development for
                          Westpac Banking Corporation from August 1993 to November 1997;
                          Senior Vice President, Corporate Banking Group, Wells Fargo and
                          Company from 1991 to August 1993.
Directors, nominees and                                                                           1,699,922(e)
  executive officers as
  a group (15 persons)

------------------------

(a) Each of the above named executive officers beneficially owns less than 1% of the outstanding shares of common stock of Pacific Century.

(b) Includes 17,988 shares held in trust for Mr. Kuioka under the Pacific Century Profit Sharing Plan, 52,148 shares owned individually, 400 of which are restricted shares, and 171,562 shares that Mr. Kuioka has the right to acquire within 60 days through the exercise of stock options.

(c) Includes 2,475 shares held in trust for Mr. Houle under the Pacific Century Profit Sharing Plan, 6,000 shares owned jointly with spouse, 200 shares owned by spouse in an individual retirement account, 600 shares owned in an individual retirement account and 82,996 shares that Mr. Houle has the right to acquire within 60 days through the exercise of stock options.

(d) Includes 45 shares owned individually, and 82,500 shares that Ms. Carryer has the right to acquire within 60 days through the exercise of stock options.

(e) Includes 152,273 shares owned by the Bank of Hawaii Charitable Foundation of which Mr. Johnson is President as mentioned in footnote (6) on page 4, 1,148,175 shares that may be acquired by executive officers within 60 days through the exercise of stock options, and 50,337 shares held in trust under the Pacific Century Profit Sharing Plan pursuant to elections by executive officers. If all such shares are included, all directors and executive officers of Pacific Century as a group owned 0.01% of Pacific Century's common stock on December 31, 1998 and no one director or executive officer owned more than 1% of such stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Pacific Century's directors and executive officers and persons who own more than ten percent of Pacific Century's common stock to report their ownership and changes in their ownership of Pacific Century's common stock to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established by the Securities and Exchange Commission and Pacific Century is required to report in this proxy statement any failure of its directors and executive (and certain other) officers to file by these dates.

    To Pacific Century's knowledge, based solely on review of the copies of such reports received by Pacific Century and the written representations of its directors and officers, Pacific Century believes that all such filing requirements were satisfied by its directors and officers for 1998, with the exception of one option exercise with respect to 1,000 shares in August 1998 by Mr. Houle, which was filed in October 1998. This late filing resulted from administrative oversight at the Company.

                      DUTIES AND COMPENSATION OF DIRECTORS

    Pacific Century's Board of Directors met a total of 10 times during 1998. Each of the directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by the committees on which he or she served in 1998.

    With the exception of Mr. Johnson and Mr. Dahl, who do not receive fees for serving on the Board of Directors, each director was paid an annual retainer of $8,000, plus $750 for each regular Board meeting attended. All Pacific Century directors are also directors of the Bank of Hawaii and, with the exception of Mr. Johnson, Mr. Dahl and Mr. Kuioka, receive an annual retainer as a Bank of Hawaii director of $8,000, plus $750 for each regular Bank of Hawaii Board meeting. Each Pacific Century director holds 125 shares of Bank of Hawaii, and during 1998 received $4,350 in dividends on such shares. Directors are also reimbursed for board-related travel expenses. The Company does not have a retirement plan for directors who are not employees of the Company.

    The Board of Directors has five committees--Audit Committee, Compensation and Management Development Committee ("Compensation Committee"), Chief Executive Officer Evaluation Committee ("CEO Evaluation Committee"), Executive Committee, and Nominating Committee. Directors who are not employees of Pacific Century or any of its subsidiaries serving as members of the Audit Committee, Compensation Committee, and Executive Committee receive $600 for each meeting attended. In 1999, the Audit Committee meeting fee will be $750. The chair of the Compensation Committee receives an annual retainer of $2,500. For 1998, the chair and vice chair of the Audit Committee also receive an annual retainer of $3,000 and $2,500 respectively and for 1999, $3,500 and $3,000, respectively. The chair of the CEO Evaluation Committee receives an annual retainer of $1,500 and each member receives an annual retainer of $1,000 each. Members of the CEO Evaluation Committee receive no separate meeting fees.

DIRECTORS DEFERRED PLAN

    Pacific Century maintains a Deferred Plan under which each director may elect to defer all of his or her annual retainer and meeting fees or all of his or her annual retainer. Distribution of the deferred amounts will commence as of the first day of the first calendar month after the participating director ceases to be a director of Pacific Century. Distribution will be made in a lump sum or in approximately equal annual installments over such period of years (not exceeding 10 years) as the director elects at the time of deferral. Under the Deferred Plan, deferred amounts are not credited with interest, but are valued based on corresponding investments in Pacific Capital Funds or Pacific Century Stock, as selected by participants.

DIRECTOR STOCK PROGRAM

    Pacific Century maintains a Director Stock Program under which each director of Pacific Century and the Bank who is not an employee receives an annual grant of options to acquire restricted stock at a price equal to the fair market value of Pacific Century's stock at the date of grant. A director who is not an employee of Pacific Century or the Bank and who is a member of both Boards receives an annual option for 2,000 restricted shares, and a director who serves on only one Board receives an annual option for 1,000 restricted shares. In addition, under the Director Stock Program, all directors of the Bank receive annual grants of 200 restricted shares (not to exceed 1,000 restricted shares to any one director). Restricted stock issued under the Director Stock Program carries voting and dividend rights but is generally non-transferable during a restriction period that ends upon expiration of a director's last consecutive term, at death, upon disability, upon a change in control, or upon removal from office by shareholders without cause. Restricted stock will be forfeited if a director ceases to serve as a director for any reason that does not cause a lapse of the restriction period.

COMMITTEES OF THE BOARD

AUDIT COMMITTEE

MEMBERS: Stuart T. K. Ho (Chair), Mary G. F. Bitterman (Vice-Chair), David A. Heenan and Robert Wo, Jr.

NUMBER OF MEETINGS IN 1998: 8

FUNCTIONS:

    - Reviews Pacific Century's filings with the Securities and Exchange Commission

    - Reviews tax matters of consequence to Pacific Century and its subsidiaries

    - Reviews the internal financial controls of Pacific Century and its subsidiaries

    - Reviews the scope of auditing activity and reports prepared by Pacific Century's independent and internal auditors and regulatory agencies

    - Reviews the audit services provided by the independent auditors and makes recommendations to the Board of Directors with respect to the nomination of independent auditors for Pacific Century.

    - Reviews matters pertaining to corporate governance.

COMPENSATION COMMITTEE

MEMBERS: Fred E. Trotter (Chair), Stuart T. K. Ho and Herbert M. Richards

NUMBER OF MEETINGS IN 1998: 4

FUNCTIONS:

    - Reviews, approves, and reports to the Board of Directors as to the compensation arrangements and plans for senior management of Pacific Century and its subsidiaries.

    - Reviews and approves goals for incentive compensation plans, stock option plans and evaluates performance against these goals.

CEO EVALUATION COMMITTEE

MEMBERS: Fred E. Trotter (Chair), Stuart T. K. Ho, Mary G. F. Bitterman, Stanley
S. Takahashi and Herbert M. Richards, Jr.

NUMBER OF MEETINGS IN 1998: 4

FUNCTIONS:

    - Determines performance objectives of the CEO and evaluates the CEO's performance measured against the performance objectives and goals of Pacific Century.

EXECUTIVE COMMITTEE

MEMBERS: H. Howard Stephenson (Chair), Lawrence M. Johnson (Vice Chair), Richard
J. Dahl, Stuart T. K. Ho, Fred E. Trotter, and two other non-employee directors; currently Mary G. F. Bitterman and Donald M. Takaki who serve for six-month terms.

NUMBER OF MEETINGS IN 1998: 2

FUNCTIONS:

    - Authorized to exercise certain powers of the Board of Directors during intervals between the meetings of the Board of Directors when time is of the essence.

NOMINATING COMMITTEE

MEMBERS: Fred E. Trotter (Chair), Stuart T. K. Ho (Vice Chair), Peter D. Baldwin, Mary G. F. Bitterman, David A. Heenan, Herbert M. Richards, Jr., H. Howard Stephenson, Stanley S. Takahashi and Donald M. Takaki.

NUMBER OF MEETINGS IN 1998: 1

FUNCTIONS:

    - Reviews the qualifications of all Board candidates and recommends candidates for membership on the Board.

    In addition to the nomination procedure discussed on page 3, this Committee will consider recommendations by shareholders for nominees for election to the Board at the Annual Meeting to be conducted in 2000, if such recommendations are received in writing, prior to February 4, 2000 and not earlier than January 25, 2000 and as otherwise provided by Section 1.12 of the By-Laws of Pacific Century, addressed to Pacific Century's Nominating Committee in care of the Corporate Secretary, Pacific Century, 130 Merchant Street, Honolulu, Hawaii 96813.

                             EXECUTIVE COMPENSATION

    The following table sets forth for the fiscal years ending December 31, 1998, 1997, and 1996, information with respect to compensation paid by Pacific Century to its Chief Executive Officer and to other persons who, at December 31, 1998, were the four most highly compensated executive officers of Pacific Century other than the CEO ("named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                         ---------------------------------------------
                                                                                   AWARDS
                                    ANNUAL COMPENSATION                  --------------------------       PAYOUTS
                     --------------------------------------------------   RESTRICTED    SECURITIES   -----------------
                                                         OTHER ANNUAL        STOCK      UNDERLYING       LONG TERM
NAME AND PRINCIPAL                SALARY       BONUS     COMPENSATION      AWARD(S)      OPTIONS/    INCENTIVE PAYOUTS
POSITION(1)            YEAR         ($)       ($)(2)        ($)(3)          (#)(4)      SARS (#)(5)       ($)(6)
-------------------  ---------  -----------  ---------  ---------------  -------------  -----------  -----------------
Lawrence M.               1998     735,000     200,000            --             200       150,000               0
  Johnson..........       1997     700,000      80,151            --             200        75,000               0
Chairman of the           1996     652,917     491,973            --             200       100,000               0
  Board and Chief
  Executive Officer

Richard J. Dahl....       1998     525,000     175,000            --             200       120,000               0
President and Chief       1997     475,008      48,950            --             200        60,000               0
  Operating Officer       1996     443,750     300,929            --             200        80,000               0

Alton T. Kuioka....       1998     325,008     150,000            --             200        55,000               0
Vice Chair and            1997     300,000      30,915            --             200        32,500               0
  Chief Lending           1996     271,567     184,234            --                        40,000               0
  Officer

Mary P. Carryer....       1998     325,008     150,000        --                            55,000               0
Vice Chair                1997      50,000           0                                      32,500               0
                          1996           0           0        --                                 0               0

David A. Houle.....       1998     255,000      76,500            --                        25,000               0
Executive Vice            1997     236,256      58,420            --                        18,000               0
  President,              1996     222,917     101,282            --                        20,000               0
  Treasurer and
  Chief Financial
  Officer

                       ALL OTHER
NAME AND PRINCIPAL   COMPENSATION
POSITION(1)             ($)(7)
-------------------  -------------
Lawrence M.               86,361
  Johnson..........      145,454
Chairman of the          135,825
  Board and Chief
  Executive Officer
Richard J. Dahl....       61,990
President and Chief       96,081
  Operating Officer       84,585
Alton T. Kuioka....       39,960
Vice Chair and            61,464
  Chief Lending           52,980
  Officer
Mary P. Carryer....        6,138
Vice Chair                     0
                               0
David A. Houle.....       35,666
Executive Vice            44,055
  President,              38,834
  Treasurer and
  Chief Financial
  Officer

------------------------------

(1) Mr. Johnson has been Chairman of the Board and Chief Executive Officer since August 1, 1994. Mr. Dahl has been President since August 1, 1994 and Chief Operating Officer since August 1995. Mr. Kuioka has been Executive Vice President since October 26, 1994 and Chief Lending Officer since August 1995; and in April of 1997 assumed the title of Vice Chair and Chief Lending Officer. Ms. Carryer joined the Company on November 1, 1997 as Executive Vice President and Vice Chair. Accordingly, information for Ms. Carryer for 1996 is not presented.

(2) "Bonus" consists of cash awards under Pacific Century's One-Year Incentive Plans for the years 1996 and 1997. No cash awards were made to any named executive officer under the Executive One-Year Incentive Plan for 1998 as performance goals were not met. The Executive One-Year Plan participants are Mr. Johnson, Mr. Dahl, Mr. Kuioka and Ms. Carryer. For the year 1998, a cash bonus, as described on pages 20 and 21, was awarded to all Executive One Year Incentive Plan participants. Mr. Houle received a cash award under the Company's One-Year Incentive Plan which covers other key employees of the Company and its subsidiaries. The Company's incentive plans are described on page 20.

(3) Perquisites did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any named executive officer for 1998.

(4) In 1996, 1997 and 1998 Mr. Johnson and Mr. Dahl each received 200 restricted shares and in 1997 and 1998 Mr. Kuioka received 200 restricted shares (adjusted for the December 1997 100% stock dividend) under the Director Stock Program. The fair market value on the date of the 1996, 1997 and 1998 grants (adjusted for the December 1997 100% stock dividend) were $17.75, $20.88 and $24.50 per share respectively and the fair market value at December 31, 1998 was $24.38. Dividends are paid on the restricted stock.

(5) Under the Pacific Century Stock Option Plan of 1994, each stock option was in tandem with a stock appreciation right ("SAR"). A SAR entitles the optionee, in lieu of exercising the stock option, to receive cash equal to the excess of the value of one share over the option price times the number of shares as to which the option is exercised. All stock option awards were granted with an exercise price equal to the fair market value of Pacific Century's common stock on the date of grant. The number and exercise price of the stock options awarded to the named executive officers were not adjusted or amended for the years 1996, 1997 and 1998, except adjustments for the 100% stock dividend paid on December 12, 1997, as required by the underlying stock option plans.

(6) There were no amounts paid under Pacific Century's Sustained Profit Growth Plan (the "Growth Plan") for the three-year incentive periods of January 1, 1994 through December 31, 1996; January 1, 1995 through December 31, 1997 or January 1, 1996 through December 31, 1998. The Growth Plan is described on page 20.

(7) This column includes the following allocations under the Pacific Century Profit Sharing Plan (the "Profit Sharing Plan"), the Pacific Century Profit Sharing Excess Plan (the "Excess Profit Sharing Plan"), the Pacific Century Money Purchase Plan (the "Money Purchase Plan") and the Pacific Century Excess Money Purchase Plan (the "Excess Money Purchase Plan"). These plans are described on page 15.

                                 401(K)
                                 PROFIT-     401(K) PROFIT     EXCESS
                              SHARING PLAN   SHARING PLAN      PROFIT         MONEY      EXCESS MONEY
                                MATCHING        FORMULA     SHARING PLAN  PURCHASE PLAN  PURCHASE PLAN
                               ALLOCATION     ALLOCATION     ALLOCATION    ALLOCATION     ALLOCATION
                              -------------  -------------  ------------  -------------  -------------
Lawrence M. Johnson.........    $   4,000      $   9,766     $   39,989     $   6,400      $  26,206
Richard J. Dahl.............    $   4,000      $   9,766     $   25,266     $   6,400      $  16,558
Alton T. Kuioka.............    $   4,000      $   9,766     $   11,958     $   6,400      $   7,836
Mary P. Carryer.............    $     677      $   1,627     $    1,678     $   1,066      $   1,100
David A. Houle..............    $   4,000      $   9,766     $    9,364     $   6,400      $   6,136

                  STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
                              --------------------------------
                                NUMBER OF       % OF TOTAL
                               SECURITIES      OPTIONS/SARS                                  POTENTIAL REALIZABLE
                               UNDERLYING       GRANTED TO      EXERCISE OR                        VALUE(1)
                              OPTIONS/SARS     EMPLOYEES IN     BASE PRICE   EXPIRATION   --------------------------
NAME                           GRANTED (#)      FISCAL YEAR       $/SHARE       DATE           5%           10%
----------------------------  -------------  -----------------  -----------  -----------  ------------  ------------
Lawrence M. Johnson.........    150,000(2)      13.4%/37.3%        $16.875     9-7-08     $  1,591,890  $  4,034,161

Richard J. Dahl.............     80,000(2)      7.2%/19.9%         $16.875     9-7-08     $    849,008  $  2,151,552
                                 30,000(3)       2.7%/7.5%         $25.0625    4-14-08    $    472,850  $  1,198,295

Alton T. Kuioka.............     55,000(2)      4.9%/13.7%         $16.875     9-7-08     $    583,693  $  1,479,192

Mary P. Carryer.............     55,000(2)      4.9%/13.7%         $16.875     9-7-08     $    583,693  $  1,479,192

David A. Houle..............     25,000(2)       2.2%/6.2%         $16.875     9-7-08     $    265,315  $    672,360

------------------------

(1) The Potential Realizable Values were determined using the Black-Scholes model. The following assumptions were utilized in determining the values: annual dividend yield of 3.10%; stock price volatility of 25.52% (based on daily stock prices for the one year period prior to the grant date); and an option term of ten years. An annual dividend yield of 3.10% and stock price volatility of 19.76% was used for the April 1998 grant.

(2) Stock options in tandem with SARs become exercisable one year from the date of grant for a nine-year period ending September 7, 2008. The exercise or base price of the stock options and tandem SARs was the fair market value of Pacific Century's common stock on date of grant. All such options and tandem SARs would become immediately exercisable upon a change in control of Pacific Century.

(3) Stock options in tandem with SARs become exercisable one year from the date of grant for a nine-year period ending April 14, 2008. The exercise or base price of the stock options and tandem SARs would become immediately exercisable upon a change in control of Pacific Century.

    The stock options and stock appreciation rights exercised by the named executive officers during fiscal 1998, as well as the number and total value of unexercised in-the-money options as of December 31, 1998, are shown in the following table:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF SECURITIES
                                                                    UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED,
                                         SHARES                     OPTIONS/SARS AT FISCAL     IN-THE-MONEY OPTIONS/SARS
                                       ACQUIRED ON      VALUE            YEAR-END (#)          AT FISCAL YEAR-END ($)(2)
                                        EXERCISE      REALIZED     -------------------------  ---------------------------
NAME                                       (#)         ($)(1)      EXERCISABLE UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------------------  -----------  -------------  ----------  -------------  ------------  -------------
Lawrence M. Johnson..................      47,333    $ 1,477,644      406,493       150,000   $  2,420,306   $ 1,125,000
Richard J. Dahl......................       9,442        542,243      404,624       110,000   $  2,983,971   $   600,000
Mary P. Carryer......................           0              0       82,500        55,000   $          0   $   412,500
Alton T. Kuioka......................       8,376        629,057      171,562        55,000   $  1,089,034   $   412,500
David A. Houle.......................       2,000         56,690       82,996        25,000   $    444,751   $   187,500

------------------------

(1) Includes exercise of stock appreciation rights.

(2) The fair market value of Pacific Century's stock at year-end was $24.375.

            LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR(1)

                                                                                       ESTIMATED FUTURE PAYOUTS
                                 NO. OF SHARES,                                   -----------------------------------
                                      UNITS         PERFORMANCE OR OTHER PERIOD    THRESHOLD    TARGET
                               OR OTHER RIGHTS (#)   UNTIL MATURATION OR PAYOUT       (#)         (#)     MAXIMUM (#)
                               -------------------  ----------------------------  -----------  ---------  -----------
Lawrence M. Johnson..........          10,000          3 years ending 12/31/2000      10,000      10,000      10,000
Richard J. Dahl..............          10,000          3 years ending 12/31/2000      10,000      10,000      10,000
Mary P. Carryer..............          10,000          3 years ending 12/31/2000      10,000      10,000      10,000

------------------------

(1) Represents performance share (restricted stock unit) awards under the Pacific Century Stock Option Plan of 1994. Each award provides for issuance of 10,000 unrestricted shares of Pacific Century common stock if for the year ending December 31, 2000 Pacific Century attains a return on average assets for at least 1.2% and a return on average equity of at least 17.5%. If the shares are earned, the grantee will also receive a cash payment equal the amount of dividends (without interest) that would have been earned on the shares if they had been outstanding during the performance period. "Return on average assets" means "net income" of Pacific Century divided by "average total assets." "Net income" means Pacific Century's consolidated net income for the year as reported in the annual report to shareholders, subject to adjustment by the compensation committee in its discretion for extraordinary or unusual gain or loss transactions, security gains or losses or dividends on preferred stock. "Average total assets" means the average total assets for the year reported in the annual report to shareholders. "Return on average equity" means net income for the year divided by average total equity as the latter amount is reported in the annual report to shareholders, reduced by the average amount of any preferred stock. Except as described below, each grant will terminate if the grantee does not remain in the employment of Pacific Century or its subsidiaries until December 31, 2000. If the grantee dies or becomes disabled, and the performance criteria are met as of December 31, 2000, the grantee will be entitled to receive a number of shares of stock (and the cash amount attributable to dividends) obtained by prorating the grantee's period of service by the number of full months of the entire performance period during which the grantee was an employee of Pacific Century or its subsidiaries. Also, if a "change in control" occurs, the performance period will be deemed to have ended on the date of the change of control and the performance shares will be treated as having been earned on a prorated basis as of that date. As a result, the grantee would be entitled to a portion of the 10,000 shares (and the cash amount attributable to dividends) that reflects the number of full months of the entire performance period which had been completed as of the date of change in control. However, if the performance criteria had been achieved for any year prior to the change in control date, the shares will be treated as fully earned and the total number of shares (rather than a prorated amount) will be payable. Grantees may elect (subject to approval of the Compensation Committee) to satisfy withholding requirements arising from issuance of shares by having Pacific Century withhold shares that would otherwise be payable. Alton T. Kuioka and David A. Houle also hold performance share grants that were effective as of January 1, 1997. Each of those grants is for 10,000 shares, the original 5,000 grant has been adjusted for the 100% stock dividend paid on December 12, 1997, as required by the Plan, and has other terms identical to those described above, except that the performance period (which affects proration calculations and the cash amount payable with respect to dividends) is the four-year period ended January 1, 2000.

                               PENSION PLAN TABLE

                                                              ESTIMATED MAXIMUM ANNUAL RETIREMENT BENEFIT
AVERAGE ANNUAL                                                        BASED UPON YEARS OF SERVICE
SALARY IN CONSECUTIVE                                  ----------------------------------------------------------
HIGHEST PAID YEARS                                         15          20          25          30         35*
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------
$ 75,000.............................................  $   20,254  $   27,005  $   33,756  $   40,507  $   47,258
 100,000.............................................      27,754      37,005      46,256      55,507      64,758
 125,000.............................................      35,254      47,005      58,756      70,507      82,258
 150,000.............................................      42,754      57,005      71,256      85,507      99,758
 200,000.............................................      57,754      77,005      96,256     115,507     134,758
 250,000.............................................      72,754      97,005     121,256     145,507     169,758
 300,000.............................................      87,754     117,005     146,256     175,507     204,758
 350,000.............................................     102,754     137,005     171,256     205,507     239,758
 400,000.............................................     117,754     157,005     196,256     235,507     274,758
 450,000.............................................     132,754     177,005     221,256     265,507     309,758
 500,000.............................................     147,754     197,005     246,256     295,507     344,758
 550,000.............................................     162,754     217,005     271,256     325,507     379,758
 600,000.............................................     177,754     237,005     296,256     355,507     414,758
 650,000.............................................     192,754     257,005     321,256     385,507     449,758
 700,000.............................................     207,754     277,005     346,256     415,507     484,758
 750,000.............................................     222,754     297,005     371,256     445,507     519,758

------------------------

*   Applies only to individuals hired before November 1, 1969.

    The Employees' Retirement Plan of Bank of Hawaii (the "Retirement Plan") provides retirement benefits for employees of participating employers who have completed certain age and service requirements. "Participating employers" means the Bank of Hawaii, First Savings and Loan Association of America, Pacific Century Bank, N.A. and any associated company that has adopted the Retirement Plan. Although retirement generally occurs at age 65, employees may retire at or after age 62 with unreduced benefits.

    The amount of benefits payable to employees who retire prior to age 62 is subject to specified adjustments. Benefits paid under the Retirement Plan are primarily determined by (1) the number of months a participant has worked, and (2) a participant's average annual salary during the 60 consecutive months in his or her last 120 months of service affording the highest average, excluding overtime, premium pay, incentive plan payouts, and discretionary bonuses.

    The normal retirement benefit shown earlier assumes payment in the form of a single life annuity commencing at age 65, and is not subject to any deduction for Social Security or other offset amounts. The Internal Revenue Code generally limits the maximum annual benefit which can be paid under the Retirement Plan to the lesser of $130,000 in 1998 or 100% of the participant's average compensation for the highest three consecutive calendar years during which he or she was a participant. Accordingly, if at retirement the annual benefit of any participant should exceed this limit, the individual's benefit from the Retirement Plan will be reduced to the permissible maximum. The amount of this reduction will be paid to the participant from an unfunded excess benefit plan designed for this purpose. The Internal Revenue Code also limits the maximum average annual salary that may be considered for purposes of determining a participant's benefit (e.g., $160,000 in 1998). The amount of the reduction of benefit due to this salary limitation will also be paid to the participant under the unfunded excess benefit plan.

    On January 25, 1995, Pacific Century's Board of Directors approved comprehensive revisions to Pacific Century's retirement and profit sharing benefits, which include the freezing of the Retirement Plan and vesting of participants as of December 31, 1995 (with the exception that for the next succeeding five year period commencing January 1, 1996, benefits for certain eligible participants, including Messrs. Johnson and Kuioka, will increase in proportion to the increase in the participant's average annual salary).

    The credited years of service and the 1996 compensation covered by the Retirement Plan of the named executive officers as of the 1995 freeze date are as follows: Mr. Johnson, 32 years and $575,004; Mr. Dahl, 13 years and $375,000; Mr. Kuioka, 26 years and $226,257; and Mr. Houle, 2 years and $168,639. Through 1998, the Retirement Plan benefits for Messrs. Johnson and Kuioka were increased by 11.44% and 16.77%, respectively due to increases in their average annual salaries.

PROFIT SHARING PLANS

    The Profit Sharing Plan is a tax-qualified defined contribution plan. Each plan year, Pacific Century makes a profit sharing contribution based on Pacific Century's adjusted net income and adjusted return on equity for the plan year. The profit sharing contribution is allocated to all participants based on a participant's eligible compensation. The Profit Sharing Plan contains a 401(k) member savings feature as well as a company matching contribution of $1.25 for each $1.00 (up to 2% of eligible compensation) a participant contributes in 401(k) savings. The Money Purchase Plan was adopted effective January 1, 1996. The Money Purchase Plan is a tax-qualified defined contribution plan under which a participant will receive an allocation of an amount equal to 4% of the participant's total eligible compensation for each plan year. Ms. Carryer did not participate in the above mentioned plans until 1998.

    The Internal Revenue Code ("Code") imposes certain limitations on the annual amounts that any participant may receive under tax-qualified defined contribution plans equal to the lesser of $30,000 or 25% of eligible compensation. As a result, the Excess Profit Sharing Plan and the Excess Money Purchase Plan were adopted effective January 1, 1992 and January 1, 1996, respectively. The amount of any reduction applied to the qualified plan contributions as a result of Code limitations are credited under the Excess Profit Sharing and Excess Money Purchase Plans to accounts maintained on the books of Pacific Century. The amounts allocated under these plans will be paid from the general assets of Pacific Century at the time the participant receives a distribution of his respective account from the Profit Sharing Plan and Money Purchase Plan. Effective August 1, 1996, "rabbi trusts" were established with respect to the Excess Profit Sharing Plan and Excess Money Purchase Plan in order to better secure the payment of benefits. While assets of these plans are set aside in trust (with Pacific Century Trust, a division of Bank of Hawaii, as trustee), such assets remain the general assets of Pacific Century and are subject to the claims of Pacific Century's general creditors. Participants under these plans are allowed to direct the investment of their accounts in a manner similar to the Profit Sharing and Money Purchase Plans.

CHANGE-IN-CONTROL ARRANGEMENTS

    Pacific Century's Key Executive Severance Plan (the "Severance Plan") provides participants, following a change in control of Pacific Century, with severance benefits under circumstances and in amounts set forth in the Severance Plan and in individual severance agreements with each participant. Each of the severance agreements with Pacific Century's current named executive officers provides that a "change of control" will be deemed to have occurred if (1) any person or group becomes the beneficial owner of 25% or more of the total number of voting securities of Pacific Century, or (2) the persons who were directors of Pacific Century before a cash tender or exchange offer, merger or other business combination, sale of assets, or contested election cease to constitute a majority of the Board of Directors of Pacific Century or any successor to Pacific Century.

    Mr. Johnson's agreement, and the Severance Plan, further provide that a "change of control" will be deemed to have occurred if a majority of the Board of Directors determines in good faith that a change of control is imminent. For Messrs. Johnson, Dahl, Kuioka, and Ms. Carryer, severance benefits are payable if their employment is terminated voluntarily or involuntarily within 2 years of a change of control. Key features include the following:

    (1) The payment of a lump sum amount equal to 3 years of compensation, consisting of salary, bonuses, and certain other incentive compensation, calculated in Mr. Johnson's case on the basis of his highest total compensation during any 12-month period in the preceding three years, and in the case of Messrs. Dahl and Kuioka, and Ms. Carryer, by applying a multiplier of 3 to the highest salary, highest bonus and highest incentive compensation amounts paid in the preceding three years.

    (2) Special supplemental retirement payments equal to the retirement benefits the participant would have received had his or her employment continued for 3 years following his or her termination of employment (or until his or her normal retirement date, if earlier).

    (3) The continuation of all other benefits he or she would have received had employment continued for 3 years following the termination of employment (or until his or her normal retirement date, if earlier), such as hospital, medical-surgical, major medical, and group life insurance.

    (4) The lump sum payment to Mr. Dahl, Mr. Kuioka and Ms. Carryer would also include a payment equal to any difference between the actual payout under the One-Year Incentive Plan for the year of termination and the maximum amount that would be payable if employment continued to the end of the period and all performance goals were achieved.

    (5) For Mr. Houle, severance benefits are payable if within 2 years of a change of control his employment is involuntarily terminated (or if he voluntarily terminates employment following certain events involving demotion, reduction of responsibilities, relocation, reduction in base salary, certain failures to continue compensation plans and benefits programs or his participation therein, or a failure of Pacific Century or its successor to assume the obligations to Mr. Houle under the agreement following a change in control). If such events occur, Mr. Houle would receive as severance two times his then base salary, two times his target bonus under the One-Year Incentive Plan, payouts under the One-Year Plan and the Long Term Incentive Plan, continuation of all benefits for two years (or, if earlier, until normal retirement age), and special retirement benefits similar to those described above but calculated as though he had continued employment for two years following termination.

    (6) The agreements with Mr. Dahl, Mr. Kuioka and Ms. Carryer provide that amounts payable will be grossed up for the amount necessary to pay any golden parachute excise tax due. Mr. Houle's agreement provides that if payments to him would constitute or result in "excess parachute payments", payments to him under the agreement are to be reduced, but only if such reduction would result in an increase in his net benefit.

    Stock options and SARs held by named executive officers will become immediately exercisable upon a change of control. See notes to the table entitled "Stock Option/SAR Grants in Last Fiscal Year" on page 12. A change in control will also cause the lapse of restrictions on stock issued under the Director Stock Program, and (as described on page 9) will entitle named executive officers to receive all or a portion of the shares covered by performance share grants. In the case of the Incentive Plans and the 1999 to 2001, 1998 - 2000 and 1997 to 1999 Growth Plan cycles, the relevant incentive period will end and awards will be paid upon a dissolution, liquidation, or change in control (as defined under the Severance Plan) of Pacific Century. In those circumstances, payments will be calculated by multiplying contingent awards by 2.0 and by adjusting awards in proportion to the number of months of the original incentive period that elapsed prior to the triggering event.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee, composed entirely of directors who are not employed by the Company, sets and administers the policies which govern Pacific Century's executive compensation programs, and various incentive and stock option programs. The Committee reviews compensation levels of members of management, evaluates the performance of management, and considers management succession and related matters. All decisions relating to the compensation of Pacific Century's officers are reviewed with the full Board.

    The policies and underlying philosophy governing Pacific Century's executive compensation program, which are endorsed by the Committee and the Board of Directors, are designed to accomplish the following:

    1. Maintain a compensation program that is equitable in a competitive marketplace

    2. Provide opportunities that integrate pay with Pacific Century's annual and long-term performance goals

    3. Encourage achievement of strategic objectives and creation of shareholder value

    4.  Recognize and reward individual initiative and achievements

    5. Maintain an appropriate balance between base salary and short and long-term incentive opportunity

    6. Allow Pacific Century to compete for, retain, and motivate talented executives who are critical to Pacific Century's success.

    The Committee seeks to target executive compensation at levels that the Committee believes to be consistent with others in Pacific Century's industry. The executive officers' compensation is weighted toward programs contingent upon Pacific Century's level of annual and long-term performance.

    The following are Pacific Century's competitive targets:

    In general, for senior management positions of Pacific Century (including Pacific Century's executive officers) and its subsidiaries, Pacific Century will pay base salaries that, on average, are at the 50th percentile of other banks and financial service companies of Pacific Century's current and projected asset size, and with similar products and markets.

    Goals for specific components are as follows:

    1. Base salaries for executives generally are targeted at the 50th percentile.

    2. The short-term (one-year) incentive plan will provide 50th percentile awards if annual goals are achieved. The plan will pay higher awards if annual performance goals are exceeded.

    3. Under long-term incentive plans, Pacific Century will provide to participants a consistent 50th percentile opportunity from year-to-year, with possibilities of earning substantially higher levels if long-term performance goals are exceeded.

    Pacific Century retains the services of nationally recognized consulting firms to assist the Committee in connection with the performance of its various duties. Those firms provide advice to the Committee with respect to compensation programs for senior management (including executive officers) of Pacific Century and its subsidiaries. Pacific Century also obtains an extensive compensation survey every two years. Such a survey was received in October 1997 in connection with the review by the consulting firm of Pacific Century's compensation programs for senior managers.

    The 1997 compensation survey provided a comparative analysis of 33 positions utilizing a comparator group of 17 bank corporations (including Pacific Century). Those bank corporations were viewed as more comparable to Pacific Century in terms of overall size, business mix and geographic scope than the 25 bank corporations in the S&P Major Regional Bank Index (which includes 10 of the 17 compensation survey bank corporations) used in the performance graph. For purposes of the 1997 survey, the consultant obtained base salaries as of April 1, 1997 and other compensation data from the comparator group and derived market comparables from that data.

    In addition to the survey performed every two years, Pacific Century participates in a series of annual compensation practice reviews conducted by nationally recognized compensation consultants. In 1998, those reviews provided pay practice data for professional and managerial positions at nationwide banks with $10 billion to $19.9 billion in assets (a group which includes 11 bank corporations utilized for comparative purposes in the 1997 compensation survey) and in the S&P Major Regional Bank Index and for various smaller bank corporations. Based on that data and the results of Pacific Century's 1997 survey, Pacific Century believes, after taking into account the compensation discussed below, that salary and total cash compensation of its executive officers generally corresponds to the 50th percentile of cash compensation opportunities provided by comparable banks and financial services companies.

1998 COMPENSATION ELEMENTS

    Compensation paid to named executive officers in 1998, as reflected in the Summary Compensation Table on page 11, consisted of the following elements: (1) base salary, (2) profit sharing, (3) One-Year Incentive Plan cash award for 1998 payable to Mr. Houle, (4) bonuses paid to four of the five named executive officers and (5) performance share grants.

    In addition, as indicated in the Summary Compensation Table and the table on page 12 entitled "Stock Option/SAR Grants in Last Fiscal Year", in 1998 the Committee awarded stock options under Pacific Century's employee stock plans. No awards were paid under the Executive One-Year Incentive Plan. Mr. Houle received an award under the One-Year Incentive Plan covering other key employees which utilizes both a financial performance factor and an individual performance factor.

BASE SALARIES

    Base salaries for executive officers are determined by evaluating the following:

    1.  Responsibilities of the positions held.

    2.  The experience of the individual.

    3.  The competitive marketplace.

    4.  The individual's performance of his or her responsibilities.

    The greatest emphasis is on individual performance and the competitive marketplace. Adjustments to salary also reflect new responsibilities assigned or assumed by the individual. In setting salaries, the focus is generally on competitive data. Also taken into account are key differences in responsibilities between the executives of Pacific Century and of other banks, and the overall economic environment. No specific weighting is given to the foregoing factors.

    Effective January 1, 1998, the Committee increased the 1998 base salaries for Messrs. Johnson, Dahl and Kuioka and Ms. Carryer upon the recommendation of a 1997 compensation survey, discussed above, which reflected that the current base salaries were under the 50th percentile of the financial services industry. The annual base salaries were increased as follows: Mr. Johnson from $700,00 to $735,000; Mr. Dahl from $475,000 to $525,000; Mr. Kuioka and Ms. Carryer from $300,000 to $325,000.

INCENTIVE PLANS

    ONE-YEAR INCENTIVE PLAN The purpose of Pacific Century's One-Year Incentive Plans is to accomplish the following: (1) motivate special achievement of eligible employees; (2) supplement other compensation plans and (3) assist Pacific Century in retaining and attracting key employees.

    The awards are based on financial performance factors established at the start of the fiscal year and reviewed and approved by the Compensation Committee. Each participant received a contingent incentive award of a specified percentage of his or her annual salary. For 1998, the performance factors measured the Company's return on average assets ("ROAA") and net income.

    Under the 1998 incentive plans, the maximum financial performance factor of
2.0 would be attained if Net Income were $148 million or more and ROAA were 1.03% or more. In the case of Executive One-Year Incentive Plan covering the group which includes the Chairman, the amount of the annual award is determined by multiplying the contingent incentive award by the financial performance factor, and the Committee is not permitted to increase (though it may reduce) the resulting award amount. No awards were made in 1998 to any named executive officer under the Executive One-Year Incentive Plan.

    The Incentive Plan covering other key employees, including Mr. Houle, utilizes both a financial performance factor and an individual performance factor. For 1998, the Committee increased Mr. Houle's contingent award from 35% to 40%. The financial performance factor and the individual performance factor are weighted by multiplying the factors by percentages which total 100% (e.g., 75% financial performance factor and 25% individual performance factor). Thereafter, the annual award is determined by multiplying the contingent incentive award by the sum of the financial performance and individual performance factors as so adjusted. The weighting of the performance factors allows the annual award to be tied more directly to the employee's roles and responsibilities.

    GROWTH PLAN. The Growth Plan is intended to motivate special achievement by eligible employees by emphasizing long-term performance objectives. Under the Growth Plan, each selected senior officer receives a contingent incentive award opportunity of a specified percentage of his or her average annual base salary for the three-year period. Actual awards are determined by measuring Pacific Century's performance over a three-year period. Before the beginning of a Growth Plan year, the Committee selects business criteria or measures and establishes specific objective numeric goals for the following three-year period.

    The measures selected for the 1996 to 1998 Growth Plan cycle were net earnings growth rate and return on average equity ("ROAE"). The measures selected for the 1995 to 1997 and 1994 to 1996 Growth Plan cycles were net income per employee and growth in earnings per share, weighted equally. Pacific Century did not meet its performance goals for cycles ending 1998, 1997 or 1996 and, accordingly, no long-term incentive payments were made to any named executive officer with respect to such cycles.

BONUS

    Pacific Century's executive compensation program has certain objectives which the Committee has determined were not met in 1998. These are as follows:

    - Maintaining a fair compensation system in a competitive marketplace

    - Recognizing and rewarding individual initiatives and achievements

    - Retaining and motivating talented executives who are critical to the Company's success.

    The Committee believes that the compensation programs for four of the named executive officers did not meet the Committee's objectives. In the Committee's view, that occurred largely because the

Executive One-Year Plan and the Three-Year Growth Plan do not address the fact that objective results on which those plans are based may not be achieved in some years due to reasons that largely lie beyond the control of Pacific Century management; in this case, a sluggish Hawaii economy and the Asian Rim financial volatility.

    Accordingly, the Committee determined that a bonus should be considered for key management personnel of Pacific Century for performance in 1998 even though no payments were earned under either of incentive plans. The Committee reviewed the performance of the named executive officers and noted significant objectives were accomplished in 1998 by the named executive officers. These included the following:

    Continuing Pacific Century's strategy of improving efficiency and reducing annual operating costs by up to $22 million:

    - New Era restructuring and redesign program.

    - Rationalization of Hawaii's delivery channels.

    - Reincorporation into the state of Delaware.

    - Merger of Pacific Century Bank, N.A. and California United Bank into one nationally chartered entity.

    - First Savings and Loan Association of America's change to a federally chartered institution and direct subsidiary of the Company.

    - Merger of First Federal Savings & Loan Association with Bank of Hawaii and the closure of 19 branches, resulting in the total number of branch closures to 27.

    - Outsourcing of Bank of Hawaii's credit card processing.

    Continued progress on Year 2000 compliance

    Expansion of Pacific Century's products and services:

    - $1 billion in origination of residential mortgages from $532 million in 1997.

    - Expansion into the insurance services industry through the acquisition of Triad Insurance Agency.

    - Expansion of services and market share in the South Pacific through the acquisition of Banque Paribas.

    - Strategic alliance with the Bank of Queensland in Australia.

    In 1998, in the face of the turmoil in the Asia markets, the named executive officers took aggressive actions and prudently managed the Company's Asia exposure.

    Considering these factors and the desired objectives of the compensation program, the Committee determined on a subjective basis and review of individual performances to authorize bonuses of $200,000 to Mr. Johnson, $175,000 to Mr. Dahl and $150,000 each to Mr. Kuioka and Ms. Carryer. The Committee determined Mr. Johnson had done a commendable job in a difficult year. Although the amounts of bonuses for these named executive officers fell within a narrow range, the Committee established the bonus amount for Mr. Johnson so as to reflect his greater degree of policy, decision-making authority and a level of responsibility with respect to the strategic direction and financial and operational results of the Company.

STOCK OPTION PLAN

    The Committee considers stock option grants under the Pacific Century Financial Corporation Stock Option Plan of 1994 (the "Plan") for key employees of Pacific Century and its subsidiaries. Stock options are granted by the Committee to those key employees whose management responsibilities place them in a position to make substantial contributions to the financial success of Pacific Century. Directors who are not also employees may not participate in the Plans. The Committee, which administers the Plans, determines whether the options are incentive stock options or nonqualified stock options. Stock options are ordinarily granted with an exercise price equal to the market price of Pacific Century's common stock on the date of grant.

    The Committee believes that stock options provide a strong incentive to increase shareholder value, since stock options have value only if the stock price increases over time. The Committee believes that option grants to its executive officers and other key employees help to align the interests of management with those of shareholders and to focus the attention of management on the long-term success of Pacific Century.

    The size of stock option awards is based primarily on the individual's responsibilities and position. Individual awards are also affected by the Committee's subjective evaluation of other factors it deems appropriate, such as assumption of additional responsibilities, competitive factors, and achievements that in the Committee's view are not fully reflected by other compensation elements. The Committee's decisions concerning individual grants generally are not affected by the number of options previously exercised, or the number of unexercised options held.

    In April 1998, 48,000 options were granted to 8 key employees and in September 1998, 1,038,000 options were granted to 473 key employees for a total of 1,086,000 options to 477 key employees. The number of grants in 1998 reflected advice received by the Committee from two compensation consulting firms that annual levels of option grants should be 1% to 1.5% of outstanding stock.

    The amounts of individual awards to executive officers in 1998 were based on their individual positions and responsibilities, and the other factors discussed above. In the case of Mr. Johnson, the Committee elected to grant him a stock option for 150,000 shares at an option price of $16.875. The 1998 award to Mr. Johnson reflects the Committee's continuing strategy of balancing short and long-term incentives in structuring executive officer compensation. The level of his 1998 option awards was determined primarily by the Committee's subjective evaluation of the importance to Pacific Century of its Chairman and Chief Executive Officer relative to positions held by other key employees to whom options were awarded. In addition, the Committee's September 1998 grants to Mr. Johnson took into account, without any specific weighting, competitive considerations and the Committee's view that Mr. Johnson had made significant accomplishments.

PERFORMANCE GRANTS

    As noted under "LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR", during 1998 the Committee made performance share awards of 10,000 shares each to Mr. Johnson, Mr. Dahl and Ms. Carryer, in recognition of their leadership and performance as discussed in this report.

CEO COMPENSATION

    In evaluating Mr. Johnson's annual compensation as Chief Executive Officer ("CEO"), the Committee has sought to provide levels that are competitive among comparable banks and financial services corporations as described at pages 18-19. The specific target levels for each element of compensation were the same as those shown on page 20 for all Pacific Century executive officers. Pacific Century's One-Year Incentive Plan, the Growth Plan and option grants make a substantial percentage of

Mr. Johnson's compensation dependent upon Pacific Century's performance. These arrangements also implement the Committee's intent to have a significant percentage of each executive officer's target compensation based on objective long-term performance criteria.

    The members of the Committee are a majority of the CEO Evaluation Committee and as a result, they have the benefit of that Committee's deliberations on Mr. Johnson's performance. The Committee engages in an evaluation process with the CEO Evaluation Committee, which met 4 times in 1998. The CEO Evaluation Committee requested a self-performance review from Mr. Johnson and the CEO Evaluation Committee and Compensation Committee discussed Mr. Johnson's peformance relative to the criteria set forth below. The Committee presented the ratings and evaluation to Mr. Johnson and the full board for discussion and Mr. Johnson responded to the Committees and the full board. Mr. Johnson's performance was evaluated using the following criteria:

    1.  Strategic Planning

    2.  Financial Performance

    3.  Structural Soundness

    4.  Decision Making

    5.  External Relations

    6.  Board Relations

    7.  Shareholder Relations

    8.  Corporate Objectives

    In early 1998, the Compensation Committee considered the results of the evaluation and assessment of the CEO's performance for 1997 and also considered the results of a 1997 review of Pacific Century's compensation program as described on pages 18-19 and the Company's performance in 1997. Based on those considerations, the Committee increased Mr. Johnson's salary effective January 1, 1998 by approximately 5% from $700,000 to $735,000. The Committee determined that the salary adjustment was appropriate in view of the above findings (which reflected that Mr. Johnson's base salary was below the 50th percentile of market data) and also in view of the Company's 1997 corporate performance. In September 1998, the Committee awarded Mr. Johnson at-market options to acquire a total of 150,000 shares, for reasons previously described. He received no payment under the incentive plans. As described on pages 20-21, the Committee awarded Mr. Johnson a bonus. In considering that award, the Committee considered, without any specific weighting, key quantitative performance indicators such as the following:

                                                                         COMPANY PERFORMANCE
                                                                   -------------------------------
                                                                     1996       1997       1998
                                                                   ---------  ---------  ---------
Net Income (millions)............................................  $   133.1  $   139.5  $     107
Earnings Per Share (EPS)*........................................  $    1.62  $    1.72  $    1.32
Return on Average Assets (ROAA)..................................        .99%      0.98%      0.72%
Return on Average Equity (ROAE)..................................      12.43%     12.57%      9.21%
Equity to Assets (EOA)...........................................       7.95%      7.79%      7.81%

------------------------

*   EPS shown is diluted.

In reviewing these year-end results, the Committee took into account the fact that they were greatly affected by second quarter 1998 results, which included restructuring charges and increased provisioning to the reserve for loan losses. The Committee viewed those actions and others as demonstrating prudent management and sound leadership in a volatile environment, notwithstanding the fact that various performance measures declined from the prior year. Accordingly, the Committee awarded

Mr. Johnson a bonus based on its subjective assessment of Mr. Johnson's contributions to Pacific Century during 1998, and the other factors discussed above.

REVENUE RECONCILIATION ACT OF 1993

    In 1993, Congress adopted the Revenue Reconciliation Act of 1993 (the "1993 Act"), certain provisions of which limit the ability of publicly-held companies to deduct for taxation purposes the compensation paid to individual employees in excess of $1 million in any fiscal year. The 1993 Act affords certain exemptions to the deductibility limitation, generally requiring that compensation be closely tied to objective performance criteria.

    In general, Pacific Century intends to maintain deductibility for all compensation paid to covered employees, and will comply with the required terms of the specified exemptions under the 1993 Act, except in circumstances under which such compliance would unduly interfere with the goals of Pacific Century's executive compensation program or the loss of deductibility would not be materially adverse to Pacific Century's overall financial position.

                                          Compensation Committee
                                          Fred E. Trotter, Chairman
                                          Stuart T. K. Ho
                                          Herbert M. Richards, Jr.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    No executive officer of Pacific Century served as a member of a compensation committee (or board of directors serving as such) of any entity of which any member of the Compensation Committee was an executive officer.

                               PERFORMANCE GRAPH

    The following graph shows the cumulative total return for Pacific Century common stock compared to the cumulative total returns for the S&P 500 Index and the S&P Major Regional Bank Index. The graph assumes that $100 was invested on December 31, 1993 in Pacific Century's stock, the S&P 500 Index and the S&P Major Regional Bank Index. The cumulative total return on each investment is as of December 31, of each of the subsequent five years and assumes reinvested dividends.

                            CUMULATIVE TOTAL RETURN
  BASED UPON AN INITIAL INVESTMENT OF $100 ON DECEMBER 31, 1993 WITH DIVIDENDS
                                   REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     CUMULATIVE TOTAL RETURN
Based upon an initial investment
of $100 on December 31, 1993
with dividends reinvested
                                        PCFC        S&P    S&P Major Reg. Banks Index
12/31/93                                $100       $100                          $100
12/31/94                                 $97       $101                           $95
12/31/95                                $141       $139                          $149
12/31/96                                $170       $171                          $204
12/31/97                                $206       $229                          $306
12/31/98                                $209       $294                          $338
Source: Georgeson & Company Inc.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

    Certain transactions involving loans, deposits and sales of commercial paper, certificates of deposit and other money market instruments and certain other banking transactions occurred during 1998 between the Company and Bank of Hawaii on the one hand and certain directors or executive officers of the Company and Bank of Hawaii, members of their immediate families or associates of the directors, the executive officers or their family members on the other. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                PROPOSAL 2: AMENDMENT OF ARTICLE VII, SECTION A
                  OF THE PACIFIC CENTURY FINANCIAL CORPORATION
                          CERTIFICATE OF INCORPORATION

    Pacific Century's Board of Directors has approved, and recommends that shareholders approve, an amendment to Article VII, Section A of the Company's Certificate of Incorporation to reduce the percentage required to remove a director for cause from sixty-six and two-thirds percent (66 2/3%) of the outstanding shares voting, to a majority of the outstanding shares. This is intended to increase the power of shareholders to remove a director for cause. The language in Article VII, Section A of the existing Certificate of Incorporation would be amended as follows (new language in bold, old language lined out):

    "Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation, any director may be removed from office only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more AT LEAST A MAJORITY of the combined voting power of the then-outstanding shares of Voting Stock at a meeting of stockholders called for that purpose, voting together as a single class"

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING PROPOSAL.

                PROPOSAL 3: AMENDMENT OF ARTICLE VIII, SECTION A
                  OF THE PACIFIC CENTURY FINANCIAL CORPORATION
                          CERTIFICATE OF INCORPORATION

    Pacific Century's Board of Directors has approved, and recommends that shareholders approve, an amendment to Article VIII, Section A of the Company's Certificate of Incorporation to permit ten percent (10%) of the combined voting power of the outstanding shares of the Company to call a special meeting of shareholders. At present, the Certificate of Incorporation does not provide an opportunity for shareholders to call a special meeting. The language in Article VIII, Section A of the existing Certificate of Incorporation would be amended by adding the phrase in bold type below:

    "Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. Except as otherwise provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the President or the Board pursuant to a resolution adopted by a majority of the then-authorized number of directors of the Corporation, OR BY THE HOLDERS OF NOT LESS THAN 10 PERCENT OF THE COMBINED VOTING POWER OF THE THEN-OUTSTANDING SHARES OF VOTING STOCK; provided, however, that where such special meeting of stockholders is called for the purpose of acting upon a proposal made by or on behalf of a Related Person or, at any time that one or more Related Persons exist, by or at the request of a director who is not a Continuing Director as to all Related Persons, or where a Related Person otherwise seeks action requiring approval of stockholders, then, in addition to the aforesaid vote of directors, the affirmative vote of a majority of the Continuing Directors, if any, shall also be required to call such special meeting of stockholders. Special meetings of stockholders may not be called by any other person or persons or in any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                            PROPOSAL 4: AMENDMENT OF
                   THE PACIFIC CENTURY FINANCIAL CORPORATION
             STOCK OPTION PLAN OF 1994 TO INCREASE AVAILABLE SHARES

    Pacific Century's Board of Directors has adopted, subject to shareholder approval, an amendment increasing the total number of shares that may be granted under the Pacific Century Financial Corporation Stock Option Plan of 1994 (the "Plan"). The amendment to the Plan increases the maximum shares of common stock issued under the Plan by 3,900,000 to 9,650,000.

    The original 1,250,000 shares were adjusted to 1,875,000 as a result of a 50 percent stock dividend declared on January 26, 1994 and payable on March 15, 1994. On April 25, 1997, the shareholders approved an additional 1,000,000 shares, increasing the maximum number of shares to 2,875,000. This amount was adjusted to 5,750,000 as a result of a 100 percent stock dividend declared on October 24, 1997 and payable on December 12, 1997. As of December 31, 1998 there were 1,393,176 shares available under the Plan.

    The purpose of the Plan is to attract, retain and motivate high quality personnel and to provide incentives for the promotion of business and financial success of the Company by providing them with equity participation. The Board of Directors believes that the additional shares are desirable in order to service the needs of the Plan and to promote and closely align the interests of employees of Pacific Century with its shareholders by providing stock-based compensation. Beginning in 1995, the Compensation Committee, based on advice from compensation consulting firms, concluded that it would increase, beginning in 1995, the aggregate number of options awarded. The Compensation Committee anticipates future annual awards approximating 1% to 1.5% of Pacific Century's outstanding shares. The additional shares will fulfill this need.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING PROPOSAL.

SUMMARY OF THE OPTION PLAN

    The following is a brief description of the material features of the Plan, as heretofore amended, other than those features described under Proposal 5. The proposed amendment will not affect any existing provisions of the Plan except the number of shares that may be granted. Reference should be made to the full text of the Plan for a complete description of its terms and conditions. A complete copy of the Plan can be obtained from the Corporate Secretary's office at the address listed on page 40.

    PREVIOUS AMENDMENTS. Since 1994, the Plan has been amended to increase the available pool of shares, and in some other respects. In 1997 the Board amended the Plan (subject to shareholder approval granted in 1998) to provide specific authority for the issuance of options in connection with Pacific Century's acquisition of CU Bancorp, and to add general authority to grant awards or amend Plan provisions in connection with the assumption, substitution or conversion of stock compensation awards of another party to a merger, acquisition or similar transaction. In January 1999 the Board further amended the Plan to modify the business criteria applicable to certain performance-based awards (as discussed under Proposal 5) and to modify the Plan in various respects due to changes to rules adopted under Section 16 of the Securities Exchange Act of 1934 ("Section 16").

    TERM; SHARES AVAILABLE. The Plan will expire on January 1, 2004 and (unless that date is extended) no Plan awards will be granted thereafter. As described above, the Plan establishes a maximum number of shares available for awards. The Plan includes rules to calculate the number of shares in the authorized pool that remain available for grant. Among other things, these rules provide that awards are counted against the authorized pool whether or not vested; that when awards are cancelled or expire, shares subject to the awards are again available for grant; and that if awards are settled in cash, the authorized pool of shares is increased by the appropriate number of shares. The maximum number of shares subject to options (and the maximum number of shares subject to stock appreciation rights) which may be granted to any single participant during the term of the Plan is 20% of the authorized pool. The number of shares of common stock subject to grant (as well as outstanding awards and applicable exercise prices) is subject to equitable adjustment by the Committee in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or similar changes, which may be required in order to prevent dilution or enlargement of rights.

    ADMINISTRATION. The Plan is administered by the Compensation Committee, which is to consist of two or more directors who qualify as "outside directors" for purposes of Section 162(m) of the Code. The Plan generally confers on the Committee complete authority as to the grant of awards and their terms. The Plan also permits the Committee, in connection with actions involving awards to or transactions by persons subject to Section 16 to adopt procedures to assure the availability of exemptions from Section 16 (which may involve, for example, referring such approval to a subcommittee or to the full board of directors).

    ELIGIBILITY. Persons eligible to participate in the Plan include all full time, nonunion employees of Pacific Century and its subsidiaries, including employees who are Directors. The Committee is permitted to select from all eligible employees those to whom awards will be granted, and the nature and amount of such awards. As of December 31, 1998, approximately 595 persons held awards under the Plan.

    AWARDS. The Plan authorizes issuance of awards in several forms, including options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, and common stock for payment of obligations under the Company's One Year Incentive Plan, its Growth Plan, or any successor Plan (including the Plans discussed under Proposals 6 and 7). As discussed under Proposal 5, the Plan gives the Committee discretion to issue any such awards as "performance-based compensation" so as to satisfy exemption requirements under Section 162(m) of the Code.

    Stock options and SARs cannot be issued under the Plan at an exercise or grant price less than the fair market value of Pacific Century's common stock at the date of grant (which was $22.00 per share as of January 29, 1999). Options may be either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). Subject to any specific Plan rules that may apply to particular option types, the Committee may grant premium options, performance-based options, options issued in tandem with SARs, reload options, and various combinations of the above. The terms of all options, as well as vesting schedules, are determined by the Committee. However, the maximum term of options granted under the Plan is ten years from the date of grant, and no options may become exercisable earlier than six months following the date of grant. The exercise price for an outstanding option (or the grant price for an SAR) may not be changed after the date of grant. The exercise price for options is payable either by payment in cash or by tendering previously acquired shares (valued at the fair market value at the time of exercise). The Committee may also permit certain forms of "cashless exercise". If a participant's employment is terminated for cause, all outstanding options are forfeited. In the case of termination due to death, disability or retirement, options generally remain exercisable until the original expiration date or until five years after termination, whichever occurs first. If employment is terminated for reasons other than death, disability, retirement or cause, unvested options terminate, and vested options remain exercisable until three months after the termination. Further, ISOs are subject to additional exercise limitations. Options are not transferable (except upon death).

    SARs are granted either by themselves ("freestanding") or in connection with stock options ("tandem SARs"). Upon exercise of an SAR, the holder is entitled to receive an amount based on the appreciation in the Company's common stock over the grant price. The grant price of SARs is to equal the fair market value of the stock on the date of grant (in the case of freestanding SARs) and a grant price equal to the related option price in the case of tandem SARs. Tandem SARs may be awarded in connection with new options and in connection with options previously granted, and may be conditioned upon compliance with limitations (such as time or amount) imposed by the Committee. SARs are nontransferable and if employment terminates are subject to rules similar to those that apply to options. In the Committee's discretion, payments upon SAR exercise may be made in cash or in stock.

    Restricted stock or restricted stock units may be granted on such conditions as the committee determines. Such grants may require, for example, the completion of a specified period of employment to avoid forfeiture, or impose restrictions based on the achievement of specific performance goals. Restricted stock and restricted stock units generally may not be sold or transferred until the termination of the relevant restriction. Prior to termination of restrictions, restricted stock carries voting rights and participates in cash dividends. Upon termination of employment due to the death or disability restricted stock vests as of the date of employment termination. If employment terminates for other reasons, restricted stock is forfeited (although the Committee may allow accelerated vesting in the case of retirement).

    The Committee has discretion to allow participants to defer receipt of cash or stock due to them on exercise of an option or SAR, or upon lapse or waiver of restrictions affecting restricted stock or restricted stock units.

    CHANGE IN CONTROL. If there is a change in control of the Company all options and SARs will become immediately exercisable, any period of restriction for restricted stock or restricted stock units will end and such awards will become fully vested, and the Committee will have authority to make any modifications to awards the Committee deems appropriate.

    TAX WITHHOLDING. Participants have the right to satisfy tax withholding requirements arising from exercise of options or SARs, from the lapse of restrictions on restricted stock or restricted stock units, or from other taxable events under the Plan, by having the Company withhold shares that otherwise would be deliverable.

    SUCCESSORS. All obligations of the Company with respect to awards will be binding on any successor to the Company, whether such succession results from merger, purchase, or other direct or indirect acquisition of all or substantially all of the Company's business or assets.

    AMENDMENTS. The 1994 Plan permits the Board of Directors to amend, alter or terminate the Plan in whole or in part at any time, and generally does not require shareholder approval in connection with any such action. However, as discussed under Proposal 5, shareholder approval is required in connection with changes affecting the maximum number of awards that may be granted as performance-based compensation exempt from Section 162(m) deduction limitations. Amendments, suspensions or terminations of the Plan will not affect any award previously granted without the written consent of affected participant.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS.

    The tax consequences of the Stock Option Plan are complex, and the following discussion deals only with general tax principles applicable to the Plan under federal law.

    ISOs are options which under certain circumstances and subject to certain tax restrictions have special tax benefits for employees under the Code. NQSOs are options which do not receive such special tax treatment. When the Committee grants an ISO and when the holder exercises an ISO and acquires common stock, the holder realizes no income and the Company can claim no deduction. (However, the difference between the fair market value of the shares upon exercise and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax.) If the holder disposes of the stock before two years from grant or one year from exercise of the ISO (a disqualifying disposition), any gain will be deemed compensation and taxed as ordinary income to the extent of the lesser of (i) the spread between the option price and the fair market value of the stock at exercise (the spread) or (ii) the difference between the sale price and the exercise price. If a disqualifying disposition occurs, the Company can claim a deduction equal to the amount treated as compensation. If the one- and two-year holding periods are satisfied, any gain realized when the shares are sold will be treated as capital gain, and the Company will receive no corresponding tax deduction.

    When the Compensation Committee grants an NQSO, the holder realizes no income and the Company can claim no deduction. On exercise of an NQSO, the holder realizes ordinary income to the extent of the spread and the Company can claim a deduction for the same amount.

    When the Compensation Committee grants an SAR, the holder realizes no income and the Company can claim no deduction. The cash or the fair market value of stock received on an SAR exercise is taxed to the holder at ordinary income rates. The Company can claim a deduction in the same amount at such time.

    Grants of restricted stock are generally not taxable to recipients at the time of grant and the Company generally claims no deduction at that time. The Company will receive a deduction and the holder will recognize taxable income equal to the fair market value of the stock at the time the restrictions lapse, unless the holder elects, within thirty days of notification of the award, to recognize the income on the award date, in accordance with Section 83 of the Code. If the holder makes an election under Section 83, the Company receives a corresponding deduction. Any dividends received on restricted stock prior to the date the recipient recognizes income on that stock will be taxable compensation income when received and the Company will be entitled to a corresponding deduction.

    The grant of restricted stock units does not result in taxable income to the recipient. When the award is paid or distributed, the full value paid or distributed will be treated as ordinary income, and the Company will receive a corresponding tax deduction.

FUTURE AWARDS

    The amount and nature of awards that will be issued under the Plan for 1999 and subsequent years are not presently determinable. Certain information concerning 1998 awards under the Plan is presented under the captions "REPORT OF THE COMPENSATION COMMITTEE--Stock Option Plan," "STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR" and "LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR" on pages 12, 13 and 22.

               PROPOSAL 5: APPROVAL OF CERTAIN PERFORMANCE-BASED
                COMPENSATION PROVISIONS OF THE STOCK OPTION PLAN

    The purpose of this proposal is to secure shareholder approval that is necessary to qualify certain awards under the Stock Option Plan of 1994 for exemption from Section 162(m) of the Code. Section 162(m) precludes a publicly held corporation from claiming deductions for compensation in excess of $1,000,000 paid to its chief executive officer or to any of its four other most highly compensated executive officers. Compensation is exempt from this limitation if it satisfies requirements for "qualified performance-based compensation." Options and SARs granted under the Plan generally qualify for the performance-based exemption because, among other things, those awards have exercise prices at least equal to the fair market value of the Company's common stock at the date of grant, the Plan has been approved by shareholders, and the Plan limits the number of options or SARs that may be granted to any one individual.

    However, other types of Plan awards are subject to additional requirements. The Plan therefore permits the Compensation Committee to grant awards that are intended to provide performance-based compensation satisfying Section 162(m) exemption requirements. Such awards (typically in the form of restricted stock or restricted stock units) involve requirements that compensation resulting from the award be paid pursuant to preestablished objective performance formulas or standards. The Plan describes the business criteria on which such awards may be based and leaves the Committee with discretion to establish targets or numerical goals based on these criteria. When such discretion exists, the performance-based exemption is available only if a plan's "material terms" are approved by shareholders at least once every five years. Accordingly, Pacific Century is seeking such shareholder approval. If shareholder approval is not granted, the Committee will no longer have the ability to grant awards (other than options and SARs) that qualify for the performance-based exemption from
Section 162(m).

PLAN PROVISIONS CONCERNING PERFORMANCE-BASED COMPENSATION

    The following is a brief summary of Plan provisions concerning performance-based compensation awards.

    The Plan provides that in granting any award, the Committee is to determine whether the award is intended to provide performance-based compensation (meaning compensation under an award granted to provide remuneration solely on account of the attainment of one or more preestablished objective performance goals under circumstances that satisfy exemption requirements of Section 162(m)). All plan participants are eligible to receive awards that may provide for performance-based compensation. The persons eligible for selection by the Committee to participate in the Plan include all full-time, nonunion employees of the Company or its subsidiaries, including employees who are Directors but excluding Directors who are not employees. The maximum dollar amount that may be paid in settlement of any award providing for performance-based compensation is the fair market value of 20% of the total authorized pool of shares. That maximum may be changed, provided the change is approved by shareholders in a manner that satisfies applicable requirements under Section 162(m). As explained under Proposal 4, the total authorized pool is presently 5,750,000 shares, and if Proposal 4 is approved, will be increased to 9,650,000 shares.

    Any award intended to provide performance-based compensation (other than the award of an option and any related tandem SAR) must include requirements that the award be payable only on account of attaining one or more preestablished performance goals. The award agreement must specify the performance goals, and state in terms of an objective formula or standard the method for computing the amount payable if the goal is attained. Before payment of any such award, the Committee must certify that the performance goals and any other material terms of the award have been satisfied. Performance goals applicable to each award intended to provide performance-based compensation are to be determined in such manner that any compensation paid pursuant to a preestablished objective performance formula or standard precludes discretion and generally allows a third party with knowledge of relevant performance results to calculate the amount to be paid to the participant. However, reservation of a right to reduce or eliminate the compensation upon attainment of the performance goal will not be considered impermissible discretion.

    The performance goals applicable to each award intended to provide performance-based compensation shall be based on one or more of the following performance measures--earnings per share (actual or targeted growth), economic value added, net income after capital cost, net income (before or after taxes), various return measures (either absolute or relative to peers) including: return on average assets, return on average equity, risk-adjusted return on capital, efficiency ratio, full time equivalency control, stock price (actual or targeted growth), total shareholder return (absolute or relative to an index), and non-interest income to net interest income ratio. These criteria were established in an amendment to the Plan adopted by the Board in January 1999 in order to conform such criteria to those contained in the Long-Term Plan discussed under Proposal 7. Prior to that amendment, the specified business criteria included control of net overhead expenses, control of non-performing loans, adequacy of loan loss reserves, control of non-interest expenses, control of interest margins, increase in the Company's common stock price, increase in earnings per share, growth in net income per employee, return on equity, increase in bank deposit loans, return on average equity, return on assets, increase in capitalization levels, increase in non-interest income and growth in earnings. Apart from that amendment, and increases to the available pool of Plan shares described under Proposal 4, the provisions of the Plan pertaining to performance-based compensation have not been modified since shareholders approved the Plan in 1994.

OTHER PLAN PROVISIONS

    For a summary of other provisions of the Plan, please refer to Proposal 4.

APPROVAL OF CERTAIN MATERIAL TERMS

    For purposes of Section 162(m) the "material terms" of the Plan include: (a) the individuals eligible to receive compensation under the Plan; (b) a description of the business criteria on which the performance goal is based; and
(c) either the maximum amount of compensation to be paid if the performance goal is attained or the formula used to calculate the amount of compensation to be paid if the goal is attained. In that context, the "material terms" of the Plan being submitted for shareholders approval are as follows: (a) the eligible class of individuals is all full-time, nonunion employees of the Company or its subsidiaries (including employees who are Directors, but excluding Directors who are not employees) as selected for participation in the Plan by the Compensation Committee; (b) the business criteria upon which performance goals may be based are earnings per share (actual or targeted growth), economic value added, net income after capital cost, net income (before or after taxes), various return measures (either absolute or relative to peers) including: return on average assets, return on average equity, risk-adjusted return on capital, efficiency ratio, full time equivalency control, stock price (actual or targeted growth), total shareholder return (absolute or relative to an index), and non-interest income to net interest income ratio; and (c) the maximum dollar amount that may be paid in settlement of any award that provides performance-based compensation is the fair market value (determined on the date the award is exercised or settled) of 20% of the total authorized pool of shares under the Plan.

FUTURE AWARDS

    The amounts that may be received by the Company's named executive officers or other Plan participants pursuant to awards intended as performance-based compensation are not presently determinable.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

               PROPOSAL 6: APPROVAL OF CERTAIN MATERIAL TERMS OF
                          THE ONE-YEAR INCENTIVE PLAN

    On January 22, 1999, the Compensation Committee adopted the Pacific Century Financial Corporation One-Year Incentive Plan ("One-Year Plan") and, on February 26, 1999, the Board of Directors approved and ratified the One-Year Plan.

    In order to qualify certain awards under the One-Year Plan as performance-based compensation exempt from the $1 million compensation limitation under Section 162(m), the Company is seeking shareholder approval of certain material terms of the One-Year Plan discussed under "Approval of Certain Material Terms". A summary of the principal provisions of the One-Year Plan is set forth below. Reference should be made to the full text of the One-Year Plan for a complete description of its terms and conditions. A complete copy of that Plan can be obtained from the Corporate Secretary's Office at the address listed on page 40. This new One-Year Plan will replace the Company's One-Year Plan that was in effect for 1998 and previous years and which is described on page 20.

SUMMARY OF THE ONE-YEAR PLAN

    The One-Year Plan provides for contingent awards to eligible employees that are contingent upon the financial performance of the Company and the individual performances of eligible employees. The objectives of the One-Year Plan are to optimize profitability and growth of the Company and its subsidiaries, to provide an incentive for excellence in individual performance, and to promote teamwork among employees. The One-Year Plan is effective as of January 1, 1999, and operates for a ten year term ending January 1, 2009.

    The One-Year Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Committee has the authority to: designate eligible employees to whom awards may be granted under the One-Year Plan; determine the amount and terms and conditions of the awards; interpret the terms of the Plan and any award or award agreement; establish regulations governing the administration of the Plan; amend the terms and conditions of any award or award agreement to the extent such terms and conditions are with the Committee's discretion under the Plan; and amend, modify, or terminate the Plan as provided under the terms of the Plan. All determinations made by the Committee pursuant to the provisions of the One-Year Plan are final and binding upon all persons, including the Company and employees who participate in the Plan.

    All officers and employees of the Company or its subsidiaries who are determined by the Committee to be of exceptional importance and with the ability to make substantial contributions to the success, growth, and profit of the Company and its subsidiaries are eligible employees under the One-Year Plan. The Committee may, from time to time and at its sole discretion, designate the eligible employees who will receive contingent awards under the One-Year Plan.

    A contingent award granted to an eligible employee for a fiscal year will be an award which is contingent on the achievement of designated performance goals for the fiscal year and will be an amount or range of amounts (expressed in dollars or as percentages of salary for the fiscal year). In the case of a contingent award to an executive officer which is intended to qualify for the performance-based exemption under Section 162(m), the contingent award is to be determined by the end of the first quarter of the fiscal year and is to include a limitation expressed as a given percentage of an incentive pool for the fiscal year. Prior to the end of the first quarter of the fiscal year, the Committee will determine the incentive pool as an amount equal to a designated percentage of the Company's net income for the fiscal year. For this purpose, net income is defined as the Company's consolidated net income before taxes for the fiscal year, as reported in the annual report to shareholders or as otherwise reported to shareholders, and as adjusted by the Committee in its sole discretion for expenses associated with the One-Year Plan, any extraordinary or unusual gain or loss transaction, securities gains or losses, and dividends on preferred shares. The total of contingent awards for a fiscal year to named executive officers which are intended to qualify for the Section 162(m) performance-based exemption will not exceed the incentive pool for the fiscal year, and the Committee may, but need not, grant such contingent awards up to the full amount of the incentive pool.

    After the completion of a fiscal year, each participant's performance during the fiscal year will be assessed by the participant's manager for the achievement of the performance goals upon which the participant's contingent award were based, and the manager will make a recommendation of a final award amount to the Chief Executive Officer. The Chief Executive Officer will also assess the participant's performance and make a recommendation of a final award amount to the Committee. However, the determination of the final award remains within the sole discretion of the Committee and, notwithstanding any of the recommendations, the Committee may determine a lesser or greater final award amount taking into account the participant's overall contribution to the Company and its subsidiaries, the performance of the Company and its subsidiaries, and such other criteria as the Committee may determine. In the case of a contingent award to an executive officer which is intended to qualify for the performance-based exemption under Section 162(m), the contingent award established for that fiscal year will be subject to downward adjustment but will not be subject to upward adjustment above the amount determined by the incentive pool percentage for that year that is specified in the contingent award. In addition, all contingent awards are subject to an overriding limitation, which provides that the maximum aggregate payout for contingent awards granted in any one fiscal year to any one participant is $2,000,000. Subject to the foregoing limitations, the Committee may modify or revoke the participant's contingent award at any time prior to the determination of a final award.

    In the event of a change in control of the Company during a fiscal year, the fiscal year will be treated as ending on the date of the change of control for purposes of determining a final award, and the final award for a participant will be calculated as an amount equal to two times the participant's contingent award for the fiscal year based on the participant's annualized salary for the fiscal year, which amount will be then prorated for the fiscal year in proportion to the number of full months completed within the fiscal year.

    The Company's Board of Directors or the Committee may amend or terminate the One-Year Plan at any time without shareholder approval. However, in the case of any amendment or termination which adversely affects a final award made to a participant, such amendment or termination may not be made without the participant's consent.

APPROVAL OF CERTAIN MATERIAL TERMS

    In order for a grant of a contingent award under the One-Year Plan to qualify for the performance-based exemption under Code Section 162(m), certain "material terms" of the Plan must be approved by shareholders according to the tax rules governing the performance-based exemption, which material terms are:
(a) the individuals eligible to receive compensation under the Plan; (b) a description of the business criteria on which the performance goal is based; and
(c) the maximum amount of compensation to be paid if the performance goal is attained. In this regard, the "material terms" of the One-Year Plan which are being submitted for the approval of shareholders are as follows: (a) the eligible class of individuals is all officers and employees of the Company or its subsidiaries who are determined by the Committee to be of exceptional importance and with the ability to make substantial contributions to the success, growth, and profit of the Company and its subsidiaries; (b) the business criteria upon which performance goals are based is the Company's net income; and (c) the maximum dollar amount of compensation payable with respect to contingent awards granted in any one fiscal year to any one participant is $2,000,000.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

1999 AWARDS

    The Compensation Committee has established 1999 contingent awards under the new One-Year Plan for a total of 152 participants, including all named executive officers. All 1999 contingent awards for the named executive officers are intended by the Committee to qualify for the performance-based exemption, and have been granted subject to approval of this proposal by the Company's shareholders. Awards to other participants are not conditioned upon approval of this proposal.

    Each 1999 contingent award to a named executive officer is expressed as a range of percentages of such officer's 1999 salary. That element of the contingent award does not preclude the Committee from making a final award outside the range. However, each such contingent award also provides that the final award will be limited to a specified percentage of the 1999 incentive pool. The Committee has determined that this incentive pool will consist of two percent of the Company's 1999 net income before tax. The 1999 limit on each named executive officer's final award is the following percentage (the "incentive pool percentage") of the 1999 incentive pool: Mr. Johnson, 11%; Mr. Dahl, 8%; Ms. Carryer, 5%; Mr. Kuioka, 5%; and Mr. Houle 4%.

    The 1999 incentive pool percentages cannot be exceeded when final awards are determined without loss of the performance-based exemption under Section 162(m). Accordingly, the Committee's emphasis in setting 1999 incentive pool percentages was on the fact that they will constitute an upper limit on final awards. The incentive pool percentages were thus set in 1999 (and will likely be set in subsequent years) so as to give the Committee flexibility in establishing each final award that is intended to qualify for the performance-based exemption. Incentive pool percentages for 1999 are not "targets", and final awards to the named executive officers for 1999 may be less than the maximums permitted by such percentages.

    The amounts payable for 1999 under this plan are not presently determinable. However, if the plan had been in effect for the year ended December 31, 1998, and if the final awards to the named executive officers were established solely by applying the foregoing percentages to the Company's 1998 net earnings before tax, without any downward adjustments by the Committee of the resulting amounts, the following payments would have been made:

                               NEW PLAN BENEFITS
                            ONE-YEAR INCENTIVE PLAN

                                                                                      1998
                                                                                     MAXIMUM
                                                                                     DOLLAR
NAME AND POSITION                                                                     VALUE
---------------------------------------------------------------------------------  -----------
Lawrence M. Johnson, Chairman of the Board and Chief Executive Officer...........   $ 359,949

Richard J. Dahl, President and Chief Operating Officer...........................   $ 261,780

Alton T. Kuioka, Vice Chair and Chief Lending Officer............................   $ 163,613

Mary P. Carryer, Vice Chair......................................................   $ 163,613

David H. Houle, Executive Vice President, Treasurer and Chief Financial
  Officer........................................................................   $ 130,890

    Notwithstanding the foregoing calculations, the Committee believes that if this plan had been in effect during 1998, none of the final awards to named executive officers would have equaled the amounts set forth above, and that after exercise of the Committee's adjustment discretion, the final awards to named executive officers would have been substantially identical to the bonus amounts set forth in the Summary Compensation Table.

               PROPOSAL 7: APPROVAL OF CERTAIN MATERIAL TERMS OF
                   THE LONG-TERM INCENTIVE COMPENSATION PLAN

    On January 22, 1999, the Compensation Committee adopted the Pacific Century Financial Corporation Long-Term Incentive Compensation Plan ("Long-Term Plan") and, on February 26, 1999, the Board of Directors approved and ratified the Long-Term Plan.

    In order to qualify certain awards under the Long-Term Plan as performance-based compensation exempt from the $1 million compensation limitation under Code Section 162(m), the Company is seeking shareholder approval of certain material terms of the Long-Term Plan discussed under "Approval of Certain Material Terms". A summary of the principal provisions of the Long-Term Plan is set forth below. Reference should be made to the full text of the Long-Term Plan for a complete description of its terms and conditions. A complete copy of the Long-Term Plan can be obtained from the Corporate Secretary's office at the address listed on page 40.

    For awards made in 1999 and later years, the Long-Term Plan will replace the Growth Plan utilized since 1994, which is described on page 20.

SUMMARY OF THE LONG-TERM PLAN

    The Long-Term Plan provides for contingent cash awards to eligible employees that are contingent upon the financial performance of the Company and the individual performance of eligible employees. The objectives of the Long-Term Plan are to optimize profitability and growth of the Company and its subsidiaries over a multi-year period, to provide an incentive for excellence in individual performance, and to promote teamwork among employees. The Long-Term Plan is effective as of January 1, 1999, and operates for a ten year term ending January 1, 2009.

    The Long-Term Plan is administered by the Compensation Committee of the Board of Directors. The Committee has the authority to: designate eligible employees to whom awards may be granted under the Long-Term Plan; determine the amount and terms and conditions of the awards; interpret the terms of the Plan and any award or award agreement; establish regulations governing the administration of the Plan; amend the terms and conditions of any award or award agreement to the extent such terms and conditions are with the Committee's discretion under the Plan; and amend, modify, or terminate the Plan as provided under the terms of the Plan. All determinations made by the Committee pursuant to the provisions of the Long-Term Plan are final and binding upon all persons, including the Company and employees who participate in the Plan.

    All officers and employees of the Company or its subsidiaries who are determined by the Committee to be of exceptional importance and with the ability to make substantial contributions to the success, growth, and profit of the Company and its subsidiaries are eligible employees under the Long-Term Plan. The Committee may, from time to time and at its sole discretion, designate the eligible employees who will receive contingent awards under the Long-Term Plan.

    A contingent award granted to an eligible employee for a performance period will be an award which is contingent upon the achievement of designated performance goals for the performance period and will be expressed as a dollar amount or a percentage of average annual base salary for the performance period. A performance period will be a multi-year period as may be determined by the Committee in its sole discretion. The performance goals upon which contingent awards are conditioned will be based upon one or more of the following performance measures: earnings per share (actual or targeted growth); economic value added; net income after capital cost; net income (before or after taxes); various return measures (either absolute or relative to peers), including return on average assets, return on average equity, risk-adjusted return on capital, efficiency ratio, full time equivalency control, stock price (either actual or targeted growth), total shareholder return (absolute or relative to an index), and non-interest income to net interest income ratio. Prior to the end of the first quarter of the first fiscal year of the applicable performance period, the Committee will select among the performance measures and establish specific performance goals relative to such performance measures for contingent awards made for the performance period. In the case that external changes or unanticipated business conditions materially affect the fairness of the goals as determined by the Committee, the Committee may approve appropriate adjustments to performance goals as they apply to contingent awards. Also, in the case of a change in corporate capitalization or a corporate transaction or an unusual or nonrecurring event, the Committee may make adjustments to contingent awards as may be appropriate and equitable to prevent the dilution or enlargement or rights. However, in the case of awards to named executive officers intended to qualify for the performance-based exemption under Section 162(m), any adjustments to performance goals or contingent awards must, to the extent required by Section 162(m), be made before the end of the first quarter of the first year of the performance period.

    After the completion of a performance period, each participant's performance during the performance period will be assessed and the Committee in its sole discretion will make a determination of a final award amount. As compared to the participant's contingent award, the Committee may determine a lesser or greater final award amount. However, in determining the final award to a participant which is intended to qualify for the performance-based exemption under Section 162(m), the participant's contingent award will be subject to downward adjustment but will not be subject to upward adjustment. The maximum aggregate payout for contingent awards granted in any one fiscal year to any one participant is $2,000,000. Subject to the foregoing limitations, the Committee may modify or revoke the participant's contingent award at any time prior to the determination of a final award.

    In the event of a change in control of the Company during a performance period, the performance period will be treated as ending on the date of the change of control for purposes of determining a final award, and the final award for a participant will be calculated as an amount equal to two times the participant's contingent award for the performance period based on the participant's average annual base salary for the shortened performance period, which amount will be then prorated for the performance period in proportion to the number of full months completed within the performance period.

    The Company's Board of Directors or the Committee may prior to a change in control amend or terminate the Long-Term Plan at any time without shareholder approval. However, in the case of any amendment or termination which adversely affects a final award made to a participant, such amendment or termination may not be made without the participant's consent.

APPROVAL OF CERTAIN MATERIAL TERMS

    In order for a grant of a contingent award under the Long-Term Plan to qualify for the performance-based exemption under Section 162(m), certain "material terms" of the Plan must be approved by shareholders according to the tax rules governing the performance-based exemption, which material terms are:
(a) the individuals eligible to receive compensation under the Plan; (b) a description of the business criteria on which the performance goal is based; and
(c) the maximum amount of compensation to be paid if the performance goal is attained. In this regard, the "material terms" of the Long-Term Plan which are being submitted for the approval of shareholders are as follows: (a) the eligible class of individuals is all officers and employees of the Company or its subsidiaries who are determined by the Committee to be of exceptional importance and with the ability to make substantial contributions to the success, growth, and profit of the Company and its subsidiaries; (b) the business criteria upon which performance goals may be based are earnings per share (actual or targeted growth); economic value added; net income after capital cost; net income (before or after taxes); various return measures (either absolute or relative to peers), including return on average assets, return on average equity, risk-adjusted return on capital, efficiency ratio, full time equivalency control, stock price (either actual or targeted growth), total shareholder return (absolute or relative to an index), and non-interest income to net interest income ratio; and (c) the maximum dollar amount of compensation payable with respect to contingent awards granted in any one fiscal year to any one participant is $2,000,000.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

1999 AWARDS

    In January 1999, the Committee made the first awards under the Long-Term Plan. Awards were made to a total of 36 participants. Each such award to a named executive officer was intended by the Committee to qualify for the performance-based exemption and was granted subject to approval of this proposal by the Company's shareholders. Awards to other participants were not conditioned upon approval of this proposal.

    The contingent awards are for a three-year performance period ended December 31, 2001. The contingent award to each named executive officer is equal to a percentage of that officer's average annual base salary over the three-year period. The Committee selected as performance measures for 1999 awards earnings growth rate and return on average equity during the performance period. The Committee established a matrix that sets forth multipliers to be applied to the contingent awards based on Pacific Century's performance with respect to the two factors chosen. No awards will be paid if return on average equity for the three years covered by the plan is 10% or less or if the earnings growth rate is 10% or less. If the return on average equity over that period is about 13% and the earnings growth rate over that period is about 20%, then one times the contingent awards would be payable (the "target" in the table below). The maximum cash award payable for the three-year period is two times the contingent award. The maximum payout would occur if return on average equity were 16% or more, and the earnings growth rate were 30% or more.

    The following table sets forth certain information concerning payments that may result from the 1999 awards. Target amounts are not presently determinable; the amounts set forth below are based on an assumed adjustment of 5% per annum of 1999 base salaries and do not reflect the Committee's authority to reduce awards intended to qualify for the performance-based exemption, or in the case of other awards to adjust final awards either upwards or downwards.

                               NEW PLAN BENEFITS
                          LONG-TERM PLAN--1999 AWARDS

                             TARGET PAYOUT
                               AS A % OF
                              FY 99-2001                                    THRESHOLD      TARGET       MAXIMUM
NAME                          AVERAGE PAY        PERFORMANCE PERIOD         ($ OR #)      ($ OR #)      ($ OR #)
---------------------------  -------------  -----------------------------  -----------  ------------  ------------
Lawrence M. Johnson........           50%       3 years ending 12-31-2001         386        385,875       771,750
Richard J. Dahl............           45%       3 years ending 12-31-2001         248        248,063       496,125
Mary P. Carryer............           40%       3 years ending 12-31-2001         137        136,500       273,000
Alton T. Kuioka............           40%       3 years ending 12-31-2001         137        135,500       273,000
David A. Houle.............           35%       3 years ending 12-31-2001          94         93,713       187,425
Executive Group............     20% - 50%       3 years ending 12-31-2001       1,030      1,029,849     2,059,698
Non-Executive Officer
  Employee Group...........     15% - 35%       3 years ending 12-31-2001       1,210      1,209,743     2,419,486

                 PROPOSAL 8: ELECTION OF AN INDEPENDENT AUDITOR

    The Board of Directors, on recommendation of the Audit Committee, recommends the reelection of Ernst & Young LLP as Pacific Century's Independent Auditor for 1999 and thereafter until its successor is elected. Ernst & Young LLP has been Pacific Century's Independent Auditor since its incorporation in 1971 and also serves as Independent Auditor for the Bank. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and have indicated that they will have no statement to make but will be available to respond to questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

                                 OTHER MATTERS

    Pacific Century knows of no other matter to come before the meeting. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment upon any such matters.

    Section 1.12 of Pacific Century's By-Laws provides that for business to be properly brought before the meeting by a shareholder, the shareholder must give written notice thereof to the Corporate Secretary of Pacific Century no later than 80 days nor earlier than 90 days prior to the first anniversary of the preceding year's annual meeting. Such notice must set forth as to each matter the shareholder proposes to bring before such meeting certain information specified in Pacific Century's By-Laws. Any such notice must be delivered or received by the Corporate Secretary, Pacific Century Inc., 130 Merchant Street, Honolulu, Hawaii 96813.

                     SHAREHOLDER PROPOSALS FOR 1999 MEETING

    Proposals of shareholders to be presented at and included in Pacific Century's Proxy Statement and proxy for the 2000 Annual Meeting of Shareholders must be received by Pacific Century (at 130 Merchant Street, Honolulu, Hawaii 96813) on or before November 9, 1999.

                                          By Order of the Board of Directors

                                                    [LOGO]

                                          CORI C. WESTON
                                          VICE PRESIDENT AND SECRETARY

Honolulu, Hawaii
March 8, 1999

    A COPY OF PACIFIC CENTURY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE RELATED FINANCIAL STATEMENTS AND SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER WHO REQUESTS A COPY IN WRITING. THE FORM 10-K CONSISTS PRIMARILY OF INCORPORATION BY REFERENCE OF INFORMATION CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS OR IN THIS PROXY STATEMENT. REQUESTS FOR COPIES SHOULD BE MAILED TO CORI C. WESTON, VICE PRESIDENT AND SECRETARY, PACIFIC CENTURY, 130 MERCHANT STREET, HONOLULU, HAWAII 96813. INFORMATION ABOUT THE COMPANY MAY ALSO BE FOUND ON-LINE AT:
(WWW.BOH.COM).

                                                                     APPENDIX A

                 BANCORP HAWAII, INC. STOCK OPTION PLAN OF 1994

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

  1.1 Establishment of the Plan. Bancorp Hawaii, Inc., a Hawaii corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Bancorp Hawaii, Inc. Stock Option Plan of 1994" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, and other similar Awards; and it offers flexibility in determining the time of payment and whether Awards will be conditioned on the attainment of performance goals and whether they will be settled in cash.

  Subject to ratification by an affirmative vote of a majority of Shares, the Plan shall become effective as of January 1, 1994 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

  1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

  1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 1, 2004.

ARTICLE 2. DEFINITIONS

  2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

  (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Unit, or other vehicles described in the Plan.

  (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

  (c) "Beneficial Owner" shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

  (e) "Cause" means (i) willful misconduct on the part of a Participant that is detrimental to the Company; or (ii) the conviction of a Participant for the commission of a felony or crime involving turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

  (f) "Change in Control" shall be deemed to have occurred if:

    (1) Any person [other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company], including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner of shares of stock of the Company having 25% or more of the total number of votes that may be cast for the election of directors of the Company; or

    (2) As a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets, contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor of the Company; or

    (3) A majority of the Board of Directors determines in good faith that a "Change in Control" is imminent.

  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (h) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

  (i) "Company" means Bancorp Hawaii, Inc., a Hawaii corporation, or any successor thereto as provided in Article 15 herein.

  (j) "Director" means any individual who is a member of the Board of Directors of the Company.

  (k) "Disability" means a disability as defined in the then existing insured disability income benefit program maintained by the Bank of Hawaii (regardless of whether the Participant is covered under that program.)

  (l) "Employee" means any full-time, nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan. Individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are considered to be "Employees" and may be granted Awards on the terms and conditions set forth in the Plan or on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan, provided that any maximum amount for an individual Award that is provided in the Plan shall continue to apply to such Employees in the same manner as with respect to other Employees.

  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

  (n) "Fair Market Value" means

    (1) When Shares are not listed on an established stock exchange, the mean between the closing dealer "bid" and "ask" prices for the Shares as quoted by NASDAQ on the date of the determination, and if no "bid" and "ask" prices are quoted for such date, "Fair Market Value" shall be determined by reference to such prices on the next preceding date on which such prices were quoted; or

    (2) When Shares are listed on an established stock exchange (or exchanges), "Fair Market Value" shall be deemed to be the highest closing price of a Share on such stock exchange, and if no sale of Shares shall have been made on any stock exchange on that day, "Fair Market Value" shall be determined by reference to such price for the next preceding day on which a sale shall have occurred; or

    (3) If Shares are not traded on an established stock exchange and no closing dealer "bid" and "ask" prices are available, "Fair Market Value" shall be determined by the Committee based on objective criteria.

  (o) "Freestanding SAR" means a SAR that is granted independently of any Options.

  (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  (q) "Insider" shall mean an Employee who is, on the relevant date, a specifically identified officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange Act.

  (r) "Nonqualified Stock Option:" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

  (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

  (t) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option as determined by the Committee.

  (u) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

  (v) "Performance-Based Compensation" means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more preestablished, objective performance goals under circumstances that satisfy the requirements of Code Section 162(m)(4)(C).

  (w) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

  (x) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

  (y) "Reload Option" means a NQSO that allows the holder to receive a new Option for the same or some other specified number of Shares if he or she exercises the NQSO by tender previously owned Shares.

  (z) "Restricted Stock" means an Award of Shares subject to restrictions that include a requirement to complete a specified period of employment in order to avoid forfeiture of such Shares.

  (aa) "Restricted Stock Unit" means a unit representing a Share that is subject to restrictions like those applicable to Restricted Stock and that, depending on its terms, may be settled either in cash or by the issuance of an unrestricted Share upon the lapse of the restrictions.

  (ab) "Retirement" means termination of employment after attainment of both age 62 and entitlement to an unreduced retirement allowance under the Employees' Retirement Plan of Bank of Hawaii.

  (ac) "Shares" means the shares of common stock of the Company.

  (ad) "Stock Appreciation Right" or "SAR" means an Award pursuant to the terms of Article 7 herein.

  (ae) "Subsidiary" means any corporation in which the Company has at least a 50-percent direct or indirect ownership interest.

  (af) "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

  (ag) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

ARTICLE 3. ADMINISTRATION

  3.1 The Committee. The Plan shall be administered by a compensation committee of the Board consisting of two or more outside Directors who meet the requirements of this section. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board of Directors.

  The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act and whose status allows the Plan to meet the requirement of Code Section 162(m)(4)(C)(i) that performance goals under the Plan must be determined by a compensation committee of the Board comprised solely of two or more outside Directors. If for any reason the existing Committee does not qualify to administer the Plan under these criteria, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3(c)(2) and Code Section 162(m)(4)(C)(i).

  3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the participants, the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

  All Participants under the Plan are eligible to receive Awards that may provide Performance-Based Compensation. The Committee shall determine when granting each Award whether or not it is intended to provide Performance-Based Compensation, and shall cause the agreement covering any Award that is so intended to indicate this fact and to include such other information as may be necessary to satisfy the requirements for treatment as compensation described in Code Section 162(m)(4)(C). Until the maximum dollar Award is changed and approved by the Company's stockholders, the maximum dollar amount that will be paid in settlement of any Award that provides Performance-Based Compensation is the Fair Market Value (determined on the date the Award is exercised or otherwise settled) of 20 percent of the total authorized pool of Shares specified in Section 4.1. Notwithstanding the foregoing, if an initial dollar maximum is specifically provided for a particular type of Award elsewhere in this Plan, that specific maximum shall be substituted in place of the maximum in the preceding sentence. A change in the foregoing maximum may be made by Plan amendment or other means, provided that it is made and approved by the Company's stockholders in a manner that satisfies regulatory guidance under Code Section 162(m)(4)(C). Once made, the changed maximum dollar amount(s) shall apply to Awards providing Performance-Based Compensation, and the maximum specified in this section shall cease to apply.

  The terms and conditions of any Award (other than an Award of an Option and the related Tandem SAR, if any) that is intended to provide Performance-Based Compensation shall include the requirement that such Award shall be payable only on account of the attainment of one or more preestablished performance goals. The agreement covering the Award shall specify the performance goals to which payment under the Award is subject and shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if the goal is obtained. In addition, before the payment of any such Award, the Committee shall certify that the performance goals and any other material terms of the Award have in fact been satisfied.

  For purposes of the foregoing, the Committee shall specify the performance goals and certify the attainment of such goals with respect to performance-related Awards in accordance with Code section 162(m) and related rules and regulations followed by the Internal Revenue Service. Except as otherwise permitted or required by such authorities, the performance goals applicable to each Award subject to this paragraph shall be determined by the Committee in a manner such that any compensation of a Participant under the Award is paid pursuant to a preestablished objective performance formula or standard that precludes discretion and generally allows a third party with knowledge of the relevant performance results to calculate the amount to be paid to the Participant.

  In general, the reservation of a right to reduce or eliminate the compensation or other economic benefit that was due upon attainment of the performance goal shall not be considered to constitute impermissible discretion, but the choice to pay upon the attainment of either of two performance goals shall not be allowed under the rules precluding Committee discretion. The performance goals applicable to each Award intended to provide Performance-Based Compensation award may be based on but not limited to the following business criteria: control of net overhead expenses, control of nonperforming loans, adequacy of loan loss reserves, control of noninterest expenses, control of interest margins, increase in the Company's common stock price, increase in earnings per share, growth in net income per employee, return on equity, increase in bank deposit levels, return on average equity, return on assets, increase in capitalization levels, increase in noninterest income and growth in earnings.

  3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be 1,250,000. These Shares may be either authorized but unissued or reacquired Shares.

  The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

    (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

    (b) The grant of an Option or Freestanding SAR shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

    (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

    (d) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

  4.2 Lapsed Awards. If any Award granted under the Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and

Exchange Commission, pursuant to any rule or interpretation promulgated under
Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan. Further, any Award of an Option or Freestanding Option that is canceled, terminated, expires, or lapses, shall continue to be counted against the maximum number of Shares for which an Option may be granted to an Employee under Article 6 or Article 7.

  4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  5.1 Eligibility. Persons eligible to participate in this Plan include all full-time, active, salaried Employees of the Company and its subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

  5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time, select from all eligible employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

  6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the maximum number of Shares subject to Options which may be granted to any single Participant during the term of the Plan is 20 percent of the total authorized pool of Shares specified in
Section 4.1. The Committee may grant ISOs, NQSOs, or a combination thereof. Subject to any specific Plan rules that may apply to particular Option types, the NQSOs that may be granted include premium Options as well as performance-based Options, Options issued in tandem with SARs, Reload Options, and various combinations of the foregoing.

  6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions (including performance-based goals, if applicable) as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of Section 422.

  6.3 Option Price. The Option Price for each Option (except a premium Option described in the next following sentence) shall be equal to 100 percent of the Fair Market Value of a Share on the date the Option is granted. The Option Price for each grant of a premium Option shall be a price determined by the Committee that, expressed as a percentage of the Fair Market Value of a Share on the date the Option is granted, shall not be less than 101 percent. The Option Price shall in all cases be determined as of the date on which the Option is granted, and shall in no event reflect a discount from the Fair Market Value of a Share on such date. Accordingly, the Option Price of an ISO shall never be less than 100 percent of the Fair Market Value of a Share on the date the ISO is granted. Except in the case of an equitable adjustment pursuant to Section 4.3, the Option Price of an outstanding Option shall not be changed by means of repricing or other means after the date of the Option grant.

  6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant.

  6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six months following the date of its grant.

  6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

  The Option Price upon exercise of any Option shall be payable to the Company n full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price if NQSOs, and one year prior to tender if ISOs), or
(c) by a combination of (a) and (b).

  The Committee also may allow cashless exercise for NQSOs as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant one or more Share certificates or other appropriate evidence of ownership indicating the number of Shares purchased under the Option(s).

  6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

  6.8 Termination of Employment Due to Death, Disability, or Retirement.

  (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death after becoming eligible for Retirement, all outstanding Options granted to that Participant shall remain exercisable at any time prior to their original expiration date, or for five years after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's Beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

  (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability after becoming eligible for Retirement, all outstanding Options granted to that Participant shall remain exercisable at any time prior to their original expiration date, or for five years after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

  (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall remain exercisable at any time prior to their original expiration date, or for five years after the effective date of Retirement, whichever period is shorter.

  (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination; but in no event shall such remaining exercise period extend beyond the original expiration date. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's Beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

  (e) Exercise Limitations on ISOs. The time limit for exercising an ISO is subject to the limits in Code Section 422(a)(2) (as modified by Section 421(c)(1)(A) and 422(c)(6)). In general, these sections provide that an Option, in order to be treated as an ISO, must be exercised within three months after a Participant ceases to be an Employee, except that this three-month period does not apply if the Option is exercised after the Employee's death and it is changed to one year in the case of an Employee who is permanently and totally disabled (within the meaning of Code Section 22(e)(3)). Accordingly, if an Option intended to qualify as an ISO is not exercised within the applicable ISO time limit, it will be treated as an NQSO instead of an ISO.

  6.9 Termination of Employment for Cause. If the employment of a Participant shall be terminated by the Company for Cause, all outstanding Options held by the Participant shall be forfeited to the Company immediately and no additional exercise period shall be allowed, regardless of the vested status of the Options.

  6.10 Termination of Employment for Other Reasons. If the employment of a Participant shall be terminated by the Company for any reason other than the reasons set forth in Section 6.8 or 6.9, all Options held by the Participant which are not vested as of the effective date of employment termination shall be forfeited to the Company immediately.

  Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three months after such date.

  6.11 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

  7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. Other SARs such as limited SARs may not be granted under this Plan.

  The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, that the maximum number of SARs which may be granted to any single Participant during the term of the Plan is 20 percent of the total authorized pool of Shares specified in section 4.1.

  The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price shall in all cases be determined when the SAR is granted. Except in the case of an equitable adjustment pursuant to Section 4.3, the grant price of an outstanding SAR shall not be changed by means of repricing or other means after the date of the SAR grant. In no event shall any SAR granted hereunder become exercisable within the first six months of its grant.

  7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

  Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO, (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

  7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on them.

  7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

  7.5 Terms of SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of a Tandem SAR shall not exceed the term of the related Option, and the term of a Freestanding SAR shall not exceed ten years.

  7.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

    (b) The number of Shares with respect to which the SAR is exercised.

  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

  7.7 Rule 16B-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

  For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

  7.8 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement; (i) the forfeiture or vesting and continued exercisability of all outstanding Tandem SARs granted to that Participant shall be the same as the forfeiture, vesting and continued exercisability, if any, of the related Options, as determined under Section 6.8 of this Plan, and (ii) the forfeiture or vesting and continued exercisability of all outstanding Freestanding SARs shall be the same as if each Freestanding SAR were an Option subject to the rules of Section 6.8.

  7.9 Termination of Employment For Cause. If the employment of a Participant shall be terminated by the Company for Cause, all outstanding SARs held by the Participant shall be forfeited to the Company immediately and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

  7.10 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 7.8 or 7.9: (i) the forfeiture or vesting and continued exercisability of all outstanding Tandem SARs granted to that Participant shall be the same as the forfeiture vesting and continued exercisability, if any, of the related Options, as determined under Section 6.10 of this Plan, and (ii) the forfeiture or vesting and continued exercisability of all outstanding Freestanding SARs shall be the same as if each Freestanding SAR were an Option subject to the rules of Section 6.10.

  7.11 Nontransferability of SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

  8.1 Grant of Restricted Stock/Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to eligible Employees in such amounts as the Committee shall determine.

  8.2 Restricted Stock/Restricted Stock Unit Agreement. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares (or Restricted Stock Units) granted, and such other provisions as the Committee shall determine.

  8.3 Transferability. Except as provided in this Article 8, the Shares of Restricted Stock and Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the governing Agreement. However, in no event may any Restricted Stock or Restricted Stock Unit granted under the Plan become vested in a Participant prior to six months following the date of its grant. All rights with respect to any Restricted Stock or Restricted Stock Unit granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

  8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Share provided in settlement of a Restricted Stock Unit, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable federal or state securities laws; and may legend the certificates representing Restricted Stock or Restricted Stock Units to give appropriate notice of such restrictions.

  8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

  "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Company's Stock Plan of 1994, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from Bancorp Hawaii, Inc."

  The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

  8.6 Removal Of Restrictions. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his or her Share certificate.

  8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted stock granted hereunder may exercise full voting rights with respect to those Shares.

  8.8 Dividends And Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all regular cash dividends paid with respect to all Shares while they are so held. Except as provided in the succeeding sentence, in the sole discretion of the Committee, other cash dividends and other distributions paid with respect to Shares of Restricted Stock may be paid to Participants or may be subjected to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

  In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

  8.9 Termination Of Employment Due to Death or Disability. In the event the employment of a Participant is terminated by reason of death or Disability, all outstanding Shares of restricted Stock shall immediately vest 100 percent as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The holder of the certificates of Restricted Stock shall be entitled to have any nontransferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

  8.10 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than those specifically set forth in section 8.9 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of employment termination shall be forfeited immediately and returned to the Company; provided, however, that in the case of termination of employment by reason of retirement, the Committee may provide for accelerated vesting of some or all such Shares upon such terms as the Committee, in its sole discretion, deems appropriate.

ARTICLE 9. BENEFICIARY DESIGNATION. A Participant's "Beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death. A Participant may designate a Beneficiary or change a previous Beneficiary designation at any time by using forms and following procedures approved by the Committee for that purpose. If no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death, the Beneficiary shall be the Participant's estate. Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for Beneficiary designations, or suspend the existing Beneficiary designations of living Participants or the process of determining Beneficiaries under this section, or both. If the Committee suspends the process of designating Beneficiaries on forms and in accordance with procedures it has approved pursuant to this section, the determination of who is a Participant's Beneficiary shall be made under the Participant's will and applicable state law.

ARTICLE 10. DEFERRALS AND SHARE SETTLEMENTS. The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or with respect to the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. In addition, the Committee may require or permit a Participant to receive settlement in the form of Shares of equal or greater Fair Market Value that are provided under this Plan in lieu of any cash payment that the Participant would otherwise receive under the Company's One-Year Incentive Plan and/or Sustained Profit Growth Plan, or under any successor to either or both of these cash incentive plans.

ARTICLE 11. RIGHTS OF EMPLOYEES

  11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

  11.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or having been so selected, to be selected to receive a future Award.

ARTICLE 12. CHANGE IN CONTROL

  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 16 herein:

    (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

    (b) Any period of restriction for Restricted Stock and Restricted Stock Units granted hereunder that have not previously vested shall end, and such Restricted Stock and Restricted Stock Units shall become fully vested;

    (c) Subject to Article 13 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon. Further, no amendment, modification, suspension, or termination of the Plan shall in any material manner affect any Award theretofore granted under the Plan without the written consent of the affected Participant or any person validly claiming under or through such Participant.

ARTICLE 14. WITHHOLDING

  14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

  14.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth in (a) or (b) of this section 14.2.

  (a) Awards having exercise timing within Participants' discretion. The Insider must either:

    (1) Deliver written notice of the stock withholding election to the Committee at least six months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

    (2) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

  (b) Awards having a fixed exercise/payout schedule which is outside insider's control. The Insider must either:

    (1) Deliver written notice of the stock withholding election to the Committee at least six months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

    (2) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).

  ARTICLE 15. SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16. LEGAL CONSTRUCTION

  16.1 Gender and Number. Except where otherwise indicated by the context any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

  16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  16.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

  16.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  16.5 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Hawaii.

                                AMENDMENT 97-2 TO
                            THE BANCORP HAWAII, INC.
                            STOCK OPTION PLAN OF 1994



                  In accordance with Article 13 of the Bancorp Hawaii, Inc. Stock Option Plan of 1994 (hereinafter "Plan"), and conditioned on the approval of shareholders no later than one year after the date of adoption by the Board of Directors of Bancorp Hawaii, Inc., the Plan is hereby amended by this Amendment No. 97-2 effective as of the date of adoption by the Board of Directors.

                  1. The Plan shall be amended by adding the following
Article 17 at the end thereof:

         Article 17.  CU Bancorp Replacement Options

                  Pursuant and subject to the provisions of the Agreement and Plan of Reorganization dated February 24, 1997 between the Company and CU Bancorp (the "Merger Agreement"), Options shall be issued under the Plan in assumption of or substitution for certain unexercised options to acquire shares of common stock of CU Bancorp. Notwithstanding any other provision of this Plan, options so issued (the "Replacement Options") shall be in such amounts and shall have such terms as are required by the Merger Agreement and such additional terms as are approved by the Committee and set forth in the option agreements with each optionee contemplated by the Merger Agreement, and shall also be subject to those provisions of this Plan that the Committee determines are not inconsistent with the Merger Agreement or such option agreements and that, in the case of CU Bancorp stock options that are "incentive stock options" within the meaning of Section 422 of the Code, would not constitute or result in a "modification" of such options within the meaning of Section 424 thereof. Subject to the foregoing, the Committee shall have the authority and discretion to establish the terms and conditions of each option agreement providing for the issuance of Replacement Options.

                   2. Article 13 of the Plan shall be amended to include the following at the end thereof:

         Without limiting the foregoing, if the Company or any of its subsidiaries is a party to a merger, consolidation, reorganization, share exchange, acquisition of stock or assets, or similar transaction, the Committee or the Board may grant Awards

         (including Options)hereunder in connection with the assumption, substitution or conversion by the Company or its subsidiaries of similar stock compensation awards that have been issued by another party to such transaction, and the Board may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such assumption, substitution or conversion, all without further action by the Company's shareholders.

                    To record the adoption of this amendment to the Plan, Bancorp Hawaii, Inc. has executed this document this 25th day of April, 1997.

                                                  BANCORP HAWAII, INC.


                                                  By  /s/ Lawrence M. Johnson
                                                      ------------------------
                                                      Its  Chairman and Chief
                                                           Executive Officer


                                                  By  /s/ Richard J. Dahl
                                                      ------------------------
                                                      Its  President & Chief
                                                           Operating Officer

                             AMENDMENT 99-1 TO THE
                     PACIFIC CENTURY FINANCIAL CORPORATION
                           STOCK OPTION PLAN OF 1994

    In accordance with Article 13 of the Pacific Century Financial Corporation Stock Option Plan of 1994 (hereinafter "Plan"), and conditioned on the approval of shareholders no later than one year after the date of adoption by the Board of Directors of Pacific Century Financial Corporation, the Plan is hereby amended by this Amendment No. 99-1, effective as of the date of adoption by the Board of Directors, as follows:

    1. The first sentence of Section 4.1 of the Plan shall be amended to increase the total number of Shares reserved and available for grant under the Plan by revising such sentence to read in its entirety as follows:

        4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be 9,650,000.

    To record the adoption of this amendment to the Plan, Pacific Century Financial Corporation has executed this document this 22nd day of January, 1999.


                                PACIFIC CENTURY FINANCIAL
                                CORPORATION

                                By:  /s/ Lawrence M. Johnson
                                     -----------------------------------------
                                     Its  Chairman and Chief Executive Officer

                                By:  /s/ Richard J. Dahl
                                     -----------------------------------------
                                     Its  President & Chief Operating Officer

                               AMENDMENT 99-2 TO
                   THE PACIFIC CENTURY FINANCIAL CORPORATION
                  STOCK OPTION PLAN OF 1994 AND RELATED AWARDS

    In accordance with Article 13 of the Pacific Century Financial Corporation Stock Option Plan of 1994 (hereinafter "Plan"), the Plan and related Awards are hereby amended by this Amendment No. 99-2, effective as of the date of adoption by the Board of Directors, in the following respects:

    1.  Section 2.1(ag) of the Plan shall be deleted.

    2. Section 3.1 of the Plan shall be amended to read in its entirety as follows:

        3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall be comprised of two or more Directors who satisfy the requirements of an "outside" Director under Code
    Section 162(m)(4)(C)(i). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board.

        Notwithstanding any other provision of the Plan (and without limiting the Committee's authority), in connection with any action concerning grants of Awards to or a transactions by Insiders the Committee may adopt such procedures as it deems necessary or desirable to assure the availability of exemptions from Section 16 of the Exchange Act afforded by Rule 16b-3 thereunder or any successor rule. Without limiting the foregoing, in connection with approval of any transaction by an Insider involving a grant, award or other acquisition from the Company, or involving the disposition to the Company of the Company's equity securities, the Committee may delegate its approval authority to a subcommittee thereof comprised of two or more "Non-Employee Directors" (as defined in Rule 16b-3), or take action by the affirmative vote of two or more Non-Employee Directors (with all other members of the Committee abstaining or recusing themselves from participating in the matter), or refer the matter to the full Board of Directors for action.

    3.  The final sentence of Section 3.2 shall be amended to read as follows:

        The performance goals applicable to each Award intended to provide Performance-Based Compensation shall be based on one or more of the following performance measures: earnings per share (actual or targeted growth), economic value added, net income after capital cost, net income (before or after taxes), various return measures (either absolute or relative to peers) including: return on average assets, return on average equity, risk-adjusted return on capital ("RAROC"), efficiency ratio, full time equivalency ("FTE") control, stock price (actual or targeted growth), total shareholder return ("TSR", absolute or relative to an index), and non-interest income to net interest income ratio.

    4.  The second paragraph of Section 7.7 of the Plan shall be deleted.

    5. Section 14.2 of the Plan shall be revised to read in its entirety as follows:

        14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs or upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, and signed by the Participant.

    6.  Section 16.4 shall be revised to read as follows:

        16.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the

    Exchange Act (except to the extent that noncompliance of a particular transaction would not result in liability under Section 16 of the Exchange Act or the rules adopted thereunder). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    7.   Article 13 shall be revised to read as follows:

        ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided that no amendment, modification, suspension or termination of the Plan shall in any material manner affect any Award theretofore granted under the Plan without the written consent of the affected Participant or any person validly claiming under or through such Participant. Without limiting the foregoing, if the Company or any of its subsidiaries is a party to a merger, consolidation, reorganization, share exchange, acquisition of stock or assets, or similar transaction, the Committee or the Board may grant Awards (including Options) hereunder in connection with the assumption, substitution or conversion by the Company or its subsidiaries of similar stock compensation awards that have been issued by another party to such transaction, and the Board may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such assumption, substitution or conversion, all without further action by the Company's shareholders.

    8. Each outstanding Award held by an Insider shall be and hereby is amended to the extent necessary to conform such Award to the Plan amendments set forth above (other than paragraph 3). Without limiting the foregoing:

        (a) Section 5.4 of each such Award shall be amended by revising the last sentence thereof to read as follows:

        Any provision herein contained to the contrary notwithstanding (a) the exercise of the Tandem SAR involving the receipt of cash shall be subject to approval of the Committee or a subcommittee thereof, which approval may be made subject to limitations or conditions, may be given in advance of or following a request by the Optionee therefor, and may be granted or withheld by the Committee or subcommittee in its sole discretion with or without cause; and (b) the Tandem SAR may be exercised only when the Fair Market Value of the Option Shares exceeds the Option Price.

        (b) Section 5.5 shall be deleted; and

        (c) Section 14 shall be amended by deleting the third sentence thereof, and by revising the second sentence to read: "The Optionee may elect to satisfy withholding requirements by having the Company withhold shares of Company Stock made available upon exercise of the Option."

    To record the adoption of these amendments, Pacific Century Financial Corporation has executed this document this 22nd day of January, 1999.


                                PACIFIC CENTURY FINANCIAL
                                CORPORATION

                                By:  /s/ Lawrence M. Johnson
                                     -----------------------------------------
                                     Its  Chairman and Chief Executive Officer

                                By:  /s/ Richard J. Dahl
                                     -----------------------------------------
                                     Its  President & Chief Operating Officer

                       PACIFIC CENTURY FINANCIAL CORPORATION

                              ONE-YEAR INCENTIVE PLAN

                         (Effective as of January 1, 1999)

CONTENTS
------------------------------------------------------------------------------


Article 1.          Establishment, Objectives, and Effective Date            1

Article 2.          Definitions                                              1

Article 3.          Administration                                           3

Article 4.          Eligibility and Participation                            4

Article 5.          Contingent Awards                                        4

Article 6.          Determination and Payment of Final Awards                4

Article 7.          Termination of Employment                                6

Article 8.          Beneficiary Designation                                  6

Article 9.          Rights of Employees                                      6

Article 10.         Change in Control                                        6

Article 11.         Amendment, Modification, and Termination                 7

Article 12.         Withholding                                              8

Article 13.         Indemnification                                          8

Article 14.         Successors                                               8

Article 15.         Legal Construction                                       8

PACIFIC CENTURY FINANCIAL CORPORATION ONE-YEAR INCENTIVE PLAN
------------------------------------------------------------------------------

ARTICLE 1.     ESTABLISHMENT, OBJECTIVES, AND EFFECTIVE DATE


     1.1. ESTABLISHMENT OF THE PLAN. Pacific Century Financial Corporation, a Delaware corporation ("PCFC"), hereby establishes an incentive compensation plan to be known as the "Pacific Century Financial Corporation One-Year Incentive Plan" ("Plan"), as set forth in this document.

     1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of PCFC and its Subsidiaries through incentives for each current annual period which are consistent with PCFC's goals and which link the personal interests of Participants to those of PCFC's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

     1.3. EFFECTIVE DATE. The Plan shall become effective as of January 1, 1999 ("Effective Date"). The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 11 hereof, until January 1, 2009.

ARTICLE 2.     DEFINITIONS

     Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

     2.1. "AWARD AGREEMENT" shall mean an agreement entered into by PCFC and each Participant setting forth the terms and conditions applicable to an Award granted under this Plan.

     2.2. "BOARD OF DIRECTORS" OR "BOARD" shall mean the Board of Directors of PCFC.

     2.3. "CHANGE IN CONTROL" of PCFC shall mean any one or more of the following: (I) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of PCFC having 25% or more of the total number of votes that may be cast for the election of Directors of PCFC; or (II) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were Directors of PCFC before the transaction shall cease to constitute a majority of the Board of Directors of PCFC or any successor to PCFC.

     2.4. "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.5. "COMMITTEE" shall mean the Compensation Committee of the Board of Directors of PCFC.

     2.6. "CONTINGENT AWARD" OR "AWARD" shall mean an award which is contingent on the achievement of designated performance goals which is granted to an Eligible Employee at the outset of the Performance Period.

     2.7. "DISABILITY" shall have the meaning ascribed to such term under the long-term disability plan sponsored by PCFC or a Subsidiary and applicable to the Participant, or if no such plan exists, the meaning as determined at the sole discretion of the Committee.

     2.8. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Article 1.3 hereof.

     2.9. "ELIGIBLE EMPLOYEES" shall mean officers or other employees of PCFC or any Subsidiary, who, in the opinion of the Committee, are or give promise of becoming of exceptional importance to PCFC or any Subsidiary, and of making substantial contributions to the success, growth, and profit of PCFC and its Subsidiaries. Neither members of the Committee nor any member of the Board who is not an employee of PCFC or a Subsidiary shall be an Eligible Employee.

     2.10. "FINAL AWARD" shall mean the award ultimately paid out to each Participant based on the Committee's determination under Article 6.

     2.11. "NAMED EXECUTIVE OFFICER" shall mean a Participant who, as of the date of vesting or payout of an Award, as applicable, is one of the group of "covered employees" as defined under Code Section 162(m) and regulations thereunder.

     2.12. "NET INCOME" shall mean PCFC's consolidated net income before taxes for the Performance Period, as reported in the annual report to shareholders (or as otherwise reported to shareholders) adjusted as described in this Section. The Committee may, in its sole discretion, adjust PCFC's reported net income for the following in determining Net Income:

     (a)  Expenses associated with this incentive plan

     (b)  Any extraordinary or unusual gain or loss transaction

     (c)  Securities gains or losses, and

     (d)  Dividends on preferred shares

The Committee will, in its sole discretion, determine any adjustments to be made pursuant to this definition.

                                      2.

     2.13. "PARTICIPANT" shall mean a person that the Committee, in its sole discretion, selects from among the Eligible Employees to be granted a Contingent Award.

     2.14. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deduction limitations of Code Section 162(m).

     2.15. "PERFORMANCE PERIOD", with respect to any Award, shall mean PCFC's fiscal year.

     2.16. "PLAN" shall mean this PCFC One-Year Incentive Plan, as it may be amended from time to time.

     2.17. "RETIREMENT" shall mean the termination of a Participant's employment with PCFC or a Subsidiary under circumstances where the Participant terminates on or after the retirement dates specified under the Employees' Retirement Plan of Bank of Hawaii.

    2.18. "SALARY" shall mean the actual base salary for the Performance
Period.

     2.19. "SUBSIDIARY" shall mean any corporation in which PCFC or any Subsidiary (as defined hereby) owns 50 percent or more of the total combined voting power of all classes of stock.

ARTICLE 3.  ADMINISTRATION

     3.1. THE COMMITTEE. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the articles of incorporation or bylaws of PCFC, and subject to the provisions herein, the Committee shall have full power to interpret and administer the Plan, including to: identify and designate Eligible Employees and Participants under the Plan; determine the size of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or any other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; amend the terms and conditions of any outstanding Award or Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan; and amend, modify, or terminate the Plan in the manner described in
Article 11. As permitted by law, the Committee may delegate its authority as identified herein.

     3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall

                                      3.

be final, conclusive, and binding on all persons, including PCFC and its Subsidiaries, their shareholders, their employees, and the directors, Eligible Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  ELIGIBILITY AND PARTICIPATION

     4.1. ELIGIBILITY. Eligible Employees of PCFC or any Subsidiary shall be eligible to participate in the Plan.

     4.2. PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time and at its sole discretion, designate the Eligible Employees who shall be Participants and receive grants of Contingent Awards under the Plan.

ARTICLE 5.  CONTINGENT AWARDS

     5.1. GRANT. The Committee may, from time to time and at its sole discretion, make a grant of a Contingent Award to each Participant. The Contingent Award for any Participant shall be an amount or range of amounts (expressed either in dollars or as percentages of Salary for the Performance Period). The Committee shall cause notice to be given to each Participant of his or her participation under the Plan.

     In the event that the Committee determines that it is advisable to grant Awards to Named Executive Officers which do not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

     5.2. INCENTIVE POOL. In the case of a Contingent Award to a Named Executive Officer which is intended by the Committee to qualify for the Performance-Based Exception, the Contingent Award shall be determined by the Committee by the end of the first quarter of the applicable Performance Period and shall not exceed a percent of the Incentive Pool for the Performance Period specified by the Committee. The Incentive Pool shall be established for each Performance Period and shall be an amount designated as a percent of PCFC's Net Income for the Performance Period, which percent of PCFC's Net Income shall be determined by the Committee prior to the end of the first quarter of the Performance Period. The aggregate of Contingent Awards made to Named Executives for a Performance Period that are intended to qualify for the Performance-Based Exception shall not exceed the Incentive Pool for the Performance Period. The Committee may, but need not, grant such Contingent Awards up to the full amount of the Incentive Pool.

     5.3. VALUE. A Contingent Award shall be of no immediate and certain value, and rather the amount payable to a Participant with respect to a Contingent Award for any given Performance Period shall be the Final Award as determined under Article 6.

                                     4.

ARTICLE 6.  DETERMINATION AND PAYMENT OF FINAL AWARDS

     6.1. Determination of Final Awards. Subject to the terms and conditions of the Plan, after the applicable Performance Period has ended, the Committee shall determine the Final Award to be paid to each Participant. Each Participant's performance during the Performance Period shall be assessed by the Participant's manager, who shall make a recommendation of Final Award to the Chief Executive Officer of PCFC. The Chief Executive Officer shall thereafter also assess each Participant's performance during the Performance Period and shall make a recommendation of Final Award to the Committee. However, the determination of Final Award for a Participant shall be within the sole discretion of the Committee. In this regard, the Committee may follow the recommendation by the Chief Executive Officer or may make a lesser or greater Final Award, taking into account the Participant's overall contribution to PCFC and its Subsidiaries for the Performance Period, the corporate performance of PCFC and its Subsidiaries for the Performance Period, and such other criteria as the Committee may determine to promote the objectives of the Plan in an individual case. The Committee may determine the amount of any Final Award to a Participant without regard to the amount of the Participant's Contingent Award. Except as otherwise provided in the case of a Change in Control or other event as described in Article 10, the Committee may modify or repeal the Contingent Award of any Participant at any time before the determination of the Participant's Final Award. However, in the case of a Contingent Award which is designed to qualify for the Performance-Based Exception with respect to a Named Executive Officer, the Final Award shall not result in an upward adjustment of the Contingent Award to an amount greater than the maximum percent of the Incentive Pool determined pursuant to Article 5.2 (although the Committee shall retain the discretion to adjust such the Contingent Award downward).

     6.2. MAXIMUM AWARDS. Notwithstanding any other provision of the Plan, the maximum aggregate payout with respect to a Contingent Award granted in any one Plan Year to any one Participant shall be $2,000,000.

     6.3. PAYMENT. Payment of Final Awards shall be made in a single lump sum as soon practicable following the close of the applicable Performance Period and the determination of the Final Awards.

     However, a Participant may make a request, on a form approved by the Committee, for the deferral of all or part of any payment he or she may receive, provided that such request is delivered to the Human Resources Division no later than November 1 of the Performance Period. The Committee may accept or reject any such request for a deferral and may determine the conditions of such deferral at the Committee's sole discretion.

     Payment of Final Awards shall be made normally in the form of cash. However, the Committee, in its sole discretion, may provide for payment of Final Awards in the form of PCFC stock, restricted stock, or nonqualified stock options.

                                      5.

     6.4. PARTICIPATION DURING PERFORMANCE PERIOD. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event that an Eligible Employee's participation commences or terminates (for reason other than a termination of employment as described in Article 7) mid-term during a Performance Period, the Participant shall receive a payout of the Award which is prorated in a manner determined by the Committee in its sole discretion.

ARTICLE 7.  TERMINATION OF EMPLOYMENT

     7.1. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Final Award which is prorated in a manner determined by the Committee in its sole discretion. Payments of any prorated Final Awards shall be made at the similar time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     7.2. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event that a Participant's employment terminates during a Performance Period for any reason other than those reasons set forth in
Article 7.1, all Awards for that Performance Period shall be forfeited by the Participant.

ARTICLE 8.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by PCFC, and shall be effective only when filed by the Participant in writing with PCFC during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 9.  RIGHTS OF EMPLOYEES

     9.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of PCFC or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the of PCFC or a Subsidiary.

     9.2. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                      6.

     9.3. NONTRANSFERABILITY. No Award shall be sold, assigned, transferred, encumbered, hypothecated, or otherwise anticipated by a Participant and, during the lifetime of a Participant, any payment shall be payable only to the Participant.

ARTICLE 10. CHANGE IN CONTROL

     10.1. TREATMENT OF OUTSTANDING AWARDS. Notwithstanding any other provision of the Plan to the contrary, in the event of a dissolution or liquidation of PCFC, or a Change in Control of PCFC, the amount of cash payable with respect to any Contingent Award for a Performance Period that ends after such event shall be determined and payable as if the Performance Period ended on the date of such event and a Final Award shall be calculated and paid under the Plan in an amount equal to two times the Contingent Award. The Contingent Award shall be calculated based on the annualized Salary of the Participant for the shortened Performance Period. The Final Award calculated under this Article 10 shall be multiplied by a fraction, the numerator of which shall be the number of full months of the Performance Period, as adjusted under this Article 10, and the denominator of which shall be the number of full months in the intended Performance Period. The Final Award under this Article 10 shall be paid to such Participant within ten days of the end of the shortened Performance Period.

     10.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to the Participant's outstanding Awards; provided, however, the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this Article 10 at any time and from time to time prior to the date of a Change in Control.

     10.3. POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may take any action necessary, including but not limited to the amendment or repeal of any Contingent Award, to preserve the use of pooling of interests accounting.

ARTICLE 11. AMENDMENT, MODIFICATION, AND TERMINATION

     11.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board or the Committee, may, at any time, terminate , amend, modify, or suspend this Plan provided that no such amendment, modification, suspension, or termination of the Plan shall in any manner (except as allowable under Section 10.3) adversely affect in any material way any Final Award made under the Plan without the consent of the Participant holding the Final Award.

                                      7.

     11.2. COMPLIANCE WITH CODE SECTION 162(m). Except as otherwise provided by the Article 11.2, at all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code
Section 162(m). However, in the event the Committee determines that such compliance is not desired with respect to the initial grant of any Award under the Plan, then compliance with Code Section 162(m) shall not apply and be required for such Award. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award available under the Plan, the Committee may, subject to this Article 11, make any adjustments it deems appropriate.

ARTICLE 12. WITHHOLDING

     PCFC shall have the power and the right to deduct, withhold, or require a Participant to remit to PCFC an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

ARTICLE 13. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by PCFC against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with PCFC's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give PCFC an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under PCFC's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that PCFC have to indemnify them or hold them harmless.

ARTICLE 14. SUCCESSORS

     All obligations of PCFC under the Plan with respect to Awards granted hereunder shall be binding on any successor to PCFC, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of PCFC.

ARTICLE 15. LEGAL CONSTRUCTION

     15.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

                                      8.

     15.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.3. REQUIREMENTS OF LAW. The granting of Contingent Awards and the payment of Final Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.4. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.

                                      9.

                       PACIFIC CENTURY FINANCIAL CORPORATION

                       LONG-TERM INCENTIVE COMPENSATION PLAN

                         (Effective as of January 1, 1999)

CONTENTS
------------------------------------------------------------------------------


Article 1.     Establishment, Objectives, and Effective Date                 1


Article 2.     Definitions                                                   1


Article 3.     Administration                                                3


Article 4.     Eligibility and Participation                                 3


Article 5.     Contingent Awards                                             4


Article 6.     Determination and Payment of Final Awards                     5


Article 7.     Termination of Employment                                     6


Article 8.     Beneficiary Designation                                       6


Article 9.     Rights of Employees                                           7


Article 10.    Change in Control                                             7


Article 11.    Amendment, Modification, and Termination                      8


Article 12.    Withholding                                                   8


Article 13.    Indemnification                                               8


Article 14.    Successors                                                    8


Article 15.    Legal Construction                                            9

PACIFIC CENTURY FINANCIAL CORPORATION
LONG-TERM INCENTIVE COMPENSATION PLAN
------------------------------------------------------------------------------

ARTICLE 1.     ESTABLISHMENT, OBJECTIVES, AND EFFECTIVE DATE


     1.1. ESTABLISHMENT OF THE PLAN. Pacific Century Financial Corporation, a Delaware corporation ("PCFC"), hereby establishes an incentive compensation plan to be known as the "Pacific Century Financial Corporation Long-Term Incentive Compensation Plan" ("Plan"), as set forth in this document.

     1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of PCFC and its Subsidiaries through incentives for a multi-year period which are consistent with PCFC's goals and which link the personal interests of Participants to those of PCFC's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

     1.3. EFFECTIVE DATE. The Plan shall become effective as of January 1, 1999 ("Effective Date"). The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 11 hereof, until January 1, 2009.

ARTICLE 2.     DEFINITIONS

     Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

     2.1. "AWARD AGREEMENT" shall mean an agreement entered into by PCFC and each Participant setting forth the terms and conditions applicable to an Award granted under this Plan.

     2.2. "BOARD OF DIRECTORS" OR "BOARD" shall mean the Board of Directors of PCFC.

     2.3. "CHANGE IN CONTROL" of PCFC shall mean any one or more of the following: (I) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of PCFC having 25% or more of the total number of votes that may be cast for the election of Directors of PCFC; or (II) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were Directors of PCFC before the transaction shall cease to constitute a majority of the Board of Directors of PCFC or any successor to PCFC.

     2.4. "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.5. "COMMITTEE" shall mean the Compensation Committee of the Board of Directors of PCFC or any other committee designated by the Board.

     2.6. "CONTINGENT AWARD" OR "AWARD" shall mean an award which is contingent on the achievement of designated performance goals and final determination by the Committee and which is granted to an Eligible Employee at the outset of the Performance Period.

     2.7. "DISABILITY" shall have the meaning ascribed to such term under the long-term disability plan sponsored by PCFC or a Subsidiary and applicable to the Participant, or if no such plan exists, the meaning as determined at the sole discretion of the Committee.

     2.8. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Article 1.3. hereof.

     2.9. "ELIGIBLE EMPLOYEES" shall mean officers or other employees of PCFC or any Subsidiary, who, in the opinion of the Committee, are or give promise of becoming of exceptional importance to PCFC or any Subsidiary, and of making substantial contributions to the success, growth, and profit of PCFC and its Subsidiaries. Neither members of the Committee nor any member of the Board who is not an employee of PCFC or a Subsidiary shall be an Eligible Employee.

     2.10. "FINAL AWARD" shall mean the award ultimately paid out to each Participant, based on the extent to which corresponding performance goals have been achieved and the Committee's determination under Article 6.

     2.11. "NAMED EXECUTIVE OFFICER" shall mean a Participant who, as of the date of vesting or payout of an Award, as applicable, is one of the group of "covered employees" as defined under Code Section 162(m) and regulations thereunder.

     2.12. "PARTICIPANT" shall mean a person that the Committee, in its sole discretion, selects from among the Eligible Employees to be granted a Contingent Award.

     2.13. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.14. "PERFORMANCE PERIOD" shall mean the length of time over which performance is measured for determining Final Awards. The length of the Performance Period shall be set at the sole discretion of the Committee.

     2.15. "PLAN" shall mean this Pacific Century Financial Corporation Long-Term Incentive Compensation Plan, as it may be amended from time to time.

                                     2.

     2.16. "RETIREMENT" shall mean the termination of a Participant's employment with PCFC or a Subsidiary under circumstances where the Participant terminates on or after the retirement dates specified under the Employees' Retirement Plan of Bank of Hawaii.

     2.17. "SALARY" shall mean average annual base salary.

     2.18. "SUBSIDIARY"" shall mean any corporation in which PCFC or any Subsidiary (as defined hereby) owns 50 percent or more of the total combined voting power of all classes of stock.

ARTICLE 3.     ADMINISTRATION

     3.1. THE COMMITTEE. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the articles of incorporation or bylaws of PCFC, and subject to the provisions herein, the Committee shall have full power to interpret and administer the Plan, including to: identify and designate Eligible Employees and Participants under the Plan; determine the size of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or any other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; amend the terms and conditions of any outstanding Award or Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan; and amend, modify, or terminate the Plan in the manner described in Article 11. As permitted by law, the Committee may delegate its authority as identified herein.

     3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including PCFC and its Subsidiaries, their shareholders, their employees, and the directors, Eligible Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.     ELIGIBILITY AND PARTICIPATION

     4.1. ELIGIBILITY. Eligible Employees of PCFC or any Subsidiary shall be eligible to participate in the Plan.

                                      3.

     4.2. PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time and at its sole discretion, designate the Eligible Employees who shall be Participants and receive grants of Contingent Awards under the Plan.

ARTICLE 5.     CONTINGENT AWARDS

     5.1. GRANT. The Committee may, from time to time and at its sole discretion, make a grant of a Contingent Award to each Participant. The Contingent Award for any Participant shall be an amount, expressed either as a dollar amount or as a percentage of Salary for the Performance Period. The Committee shall cause notice to be given to each Participant of his or her participation under the Plan.

     In the event that the Committee determines that it is advisable to grant Awards to Named Executive Officers which do not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

     5.2. VALUE. A Contingent Award shall be of no immediate and certain value, and rather the amount payable to a Participant with respect to a Contingent Award for any given Performance Period shall be the Final Award as determined under Article 6 and shall be conditioned upon the extent to which the Performance Goals designated under this Article 5 are met and any adjustment to such Award as may be determined under Article 6.

     5.3. PERFORMANCE MEASURE SELECTION. The performance goals upon which an Award is conditioned shall be based upon one or more of the following performance measures: earnings per share (actual or targeted growth), economic value added, net income after capital cost, net income (before or after taxes), various return measures (either absolute or relative to peers) including: return on average assets, return on average equity, risk-adjusted return on capital ("RAROC"), efficiency ratio, full time equivalency ("FTE") control, stock price (actual or targeted growth), total shareholder return ("TSR", absolute or relative to an index), and non-interest income to net interest income ratio. In the case of Awards to Named Executive Officers which are intended by the Committee to qualify for the Performance-Based Exception, the performance goals shall be based upon the performance measures set forth in this Article 5 as of the Effective Date, and any material addition or change to the performance measures shall not be utilized or taken into account for such Awards unless and until such performance measures are disclosed to and approved by shareholders in accordance with the requirements of Code Section 162(m).

     5.4. PERFORMANCE GOAL ESTABLISHMENT. The Committee shall select among the performance measures, and shall establish specific performance goals relative to such performance measures prior to the end of the first quarter of the first year of the applicable Performance Period.

                                      4.

Such performance goals shall, depending on the extent to which they are met as determined by the Committee, determine the value of the Final Awards paid out to Participants.

     5.5. ADJUSTMENT OF PERFORMANCE GOALS. Once established, performance goals generally shall not be changed during a Performance Period. However, if the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during a Performance Period as such goals apply to Contingent Awards. However, in the case of Awards to Named Executive Officers which are intended by the Committee to qualify for the performance-based Exception, any adjustments shall be made within the time period described in Article 5.4 to the extent required under Code Section 162(m).

     5.6. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of PCFC or a Subsidiary, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368), or any partial or complete liquidation of PCFC or a Subsidiary, or in the event of unusual or nonrecurring events affecting PCFC or the financial statements of PCFC or of changes in applicable laws, regulations, or accounting principles, such adjustments shall be made to the Contingent Awards and performance goals relating to the then-current Performance Period, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. However, in the case of Awards to Named Executive Officers which are intended by the Committee to qualify for the performance-based Exception, any adjustments shall be made within the time period described in Article 5.4 to the extent regarded under Code Section 162(m).

ARTICLE 6.     DETERMINATION AND PAYMENT OF FINAL AWARDS

     6.1. DETERMINATION OF FINAL AWARDS. Subject to the terms and conditions of the Plan, after the applicable Performance Period has ended, the Committee shall determine the Final Award to be paid to each Participant based on the Participant's Contingent Award and the extent to which corresponding performance goals have been achieved.

     Notwithstanding any other provision in the Plan to the contrary, the Committee may adjust the Final Award payable to a Participant by making any upward or downward adjustment to the corresponding Contingent Award. Except as otherwise provided in the case of a Change in Control or other event as described in Article 10, the Committee may modify or repeal the Contingent Award of any Participant at any time before the determination of the Participant's Final Award. However, Contingent Awards which are designed to qualify for the Performance-Based Exception with respect

                                      5.

to Named Executive Officers may not be adjusted upward (although the Committee shall retain the discretion to adjust such Awards downward).

     6.2. MAXIMUM AWARDS. The maximum aggregate payout with respect to Contingent Awards granted in any one fiscal year to any one Participant shall be $2,000,000.

     6.3. PAYMENT. Payment of Final Awards shall be normally made in a single lump sum as soon practicable following the close of the applicable Performance Period.

     However, a Participant may make a request, on a form approved by the Committee, for the deferral of all or part of any payment he or she may receive for a Performance Period, provided that such request is delivered to the Human Resources Division no later than November 1 of the last year within the Performance Period. The Committee may accept or reject any such request for a deferral and may determine the conditions of such deferral at the Committee's sole discretion.

     Payment of Final Awards shall be made normally in the form of cash. However, the Committee, in its sole discretion, may provide for payment of Final Awards in the form of PCFC stock, restricted stock, or nonqualified stock options.

     6.4. PARTICIPATION DURING PERFORMANCE PERIOD. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event that an Eligible Employee's participation commences or terminates (for reason other than a termination of employment as described in Article 7) mid-term during a Performance Period, the Participant shall receive a payout of the Award which is prorated in a manner determined by the Committee in its sole discretion.

ARTICLE 7.     TERMINATION OF EMPLOYMENT

     7.1. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Award which is prorated in a manner determined by the Committee in its sole discretion. Payments of any prorated Final Awards shall be made at the similar time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     7.2. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event that a Participant's employment terminates during a Performance Period for any reason other than those reasons set forth in
Article 7.1, all Awards for that Performance Period shall be forfeited by the Participant.

                                      6.

ARTICLE 8.     BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by PCFC, and shall be effective only when filed by the Participant in writing with PCFC during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 9.     RIGHTS OF EMPLOYEES

     9.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of PCFC or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the of PCFC or a Subsidiary.

     9.2. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     9.3. NONTRANSFERABILITY. No Award shall be sold, assigned, transferred, encumbered, hypothecated, or otherwise anticipated by a Participant and, during the lifetime of a Participant, any payment shall be payable only to the Participant.

ARTICLE 10.  CHANGE IN CONTROL

     10.1. TREATMENT OF OUTSTANDING AWARDS. Notwithstanding any other provision of the Plan to the contrary, in the event of a dissolution or liquidation of PCFC, or a Change in Control of PCFC, the amount of cash payable with respect to any Contingent Award for a Performance Period that ends after such event shall be determined and payable as if the Performance Period ended on the date of such event and a Final Award shall be calculated and paid under the Plan in an amount equal to two times the Contingent Award. The Contingent Award shall be calculated based on the Salary of the Participant for the shortened Performance Period. The Final Award calculated under this Article 10 shall be multiplied by a fraction, the numerator of which shall be the number of full months of the Performance Period, as adjusted under this Article 10, and the denominator of which shall be the number of full months in the intended Performance Period. The Final Award under this Article 10 shall be paid to such Participant within ten days of the end of the shortened Performance Period.

                                      7.

     10.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to the Participant's outstanding Awards; provided, however, the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this Article 10 at any time and from time to time prior to the date of a Change in Control.

     10.3. POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may take any action necessary, including but not limited to the amendment or repeal of any Contingent Award, to preserve the use of pooling of interests accounting.

ARTICLE 11.    AMENDMENT, MODIFICATION, AND TERMINATION

     11.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board or the Committee, may, at any time, terminate, amend, modify, or suspend this Plan provided that no such amendment, modification, suspension, or termination of the Plan shall in any manner (except as allowable under Section 10.3) adversely affect in any material way any Final Award previously made under the Plan without the consent of the Participant holding the Final Award.

     11.2. COMPLIANCE WITH CODE SECTION 162(m).  At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m). However, in the event the Committee determines that such compliance is not desired with respect to the initial grant of any Award under the Plan, then compliance with Code Section 162(m) shall not apply and be required for such Award. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award available under the Plan, the Committee may, subject to this Article 11, make any adjustments it deems appropriate.

ARTICLE 12.    WITHHOLDING

     PCFC shall have the power and the right to deduct, withhold, or require a Participant to remit to PCFC an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

ARTICLE 13.    INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by PCFC against and from any loss, cost, liability, or expense that

                                      8.

may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with PCFC's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give PCFC an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under PCFC's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that PCFC have to indemnify them or hold them harmless.

ARTICLE 14.    SUCCESSORS

     All obligations of PCFC under the Plan with respect to Awards granted hereunder shall be binding on any successor to PCFC, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of PCFC.

ARTICLE 15.    LEGAL CONSTRUCTION

     15.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     15.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.3. REQUIREMENTS OF LAW. The granting of Contingent Awards and the payment of Final Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.4. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.

                                      9.

[LOGO]

PROXY SERVICES
P.O. BOX 9079
FARMINGDALE, NY 11735-9769

This proxy will be voted as directed. If no direction is indicated, it will be voted as recommended by the Board of Directors. If no choice is specified for proposal number 1, the proxy will be voted for the election of all nominees. Said proxies are authorized to vote in their discretion with respect to other matters which may come before the meeting.

Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, both owners must sign.

                    PACIFIC CENTURY FINANCIAL CORPORATION
                 130 MERCHANT STREET, HONOLULU, HAWAII 96813
                                    PROXY
           FOR THE ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 1999
               THIS PROXY IS SOLICITED BY MANAGEMENT BY ORDER OF
                            THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David A. Heenan, Herbert M. Richards, Jr., Mary G. F. Bitterman, Stuart T. K. Ho, and Fred E. Trotter, and each of them, the proxy of the undersigned, with full powers of substitution, to vote all common stock of Pacific Century Financial Corporation, which the undersigned may be entitled to vote at the annual meeting of shareholders of the corporation to be held on April 23, 1999, or any adjournment thereof.

Shareholders of record of Pacific Century common stock at the close of business February 23, 1999 are entitled to attend the meeting and vote on business brought before it.

We look forward to seeing you at the meeting. However, in the event that you are unable to attend the meeting, your shares may still be voted if you complete, sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope. You may also vote by telephone or electronically via the Internet. The accompanying proxy statement provides certain background information that will be helpful in deciding how to cast your vote on business transacted at the meeting.

                                       by Order of the Board Directors


                                       CORI C. WESTON
                                       Vice President and Secretary
                                       Pacific Century Financial Corporation

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                     PACCEN   KEEP THIS PORTION FOR YOUR RECORD
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC CENTURY FINANCIAL CORPORATION
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ALL OF THE FOLLOWING PROPOSALS:

VOTE ON PROPOSALS                                          FOR WITHHOLD FOR ALL
1. To elect the following Class I Directors for            ALL   ALL    EXCEPT
   terms expiring in 2002
   (01) Peter D. Baldwin, (02) Richard J. Dahl,
   (03) Donald M. Takaki                                     / /   / /      / /

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------------

                                                           FOR  AGAINST  ABSTAIN
2. To approve an Amendment to Article VII, Section E of
   the Company's Certificate of Incorporation               / /   / /      / /

3. To approve an Amendment to Article VIII, Section A
   of the Company's Certificate of Incorporation            / /   / /      / /

4. To approve an Amendment to the Pacific Century
   Financial Corporation Stock Option Plan of 1994 (the
   "Option Plan") to increase the number of shares of
   common stock available for grant under the Option
   Plan.                                                    / /   / /      / /

5. To approve certain performance-based compensation
   provisions of the Option Plan for purposes of Section
   162(m).                                                  / /   / /      / /

6. To approve certain material terms of the One-Year
   Incentive Plan for purposes of Section 162(m).           / /   / /      / /

7. To approve certain material terms of the Long-Term
   Incentive Plan for purposes of Section 162(m).           / /   / /      / /

8. To elect Ernst & Young LLP as Independent Auditor.       / /   / /      / /

9. To transact any other business that may be properly
   brought before it.                                       / /   / /      / /

------------------------------------------------------

------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)            Date

SUBMIT YOUR PROXY BY PHONE
1-800-690-6903
Use any touch-tone telephone to submit your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter the 12-digit Control Number which is located below. Your voting instructions will be repeated to you and you will be asked to confirm them.

SUBMIT YOUR PROXY BY INTERNET
www.proxyvote.com
Use the Internet to submit your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the website. You will be prompted to enter the 12-digit Control Number which is located below to obtain your records and create an electronic ballot. You will then be asked to confirm your submission.

SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Pacific Century Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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Signature (Joint Owners)                      Date